May 20, 2011

Dear Shareholder:

You are cordially invited to attend a special meeting of shareholders (the “Special Meeting”) of BlackRock International Value Fund (the “International Value Fund” or the “Target Fund”), of BlackRock International Value Trust, a Massachusetts business trust (the “Trust”), to be held on Friday, June 24, 2011. Before the Special Meeting, I would like to provide you with additional background and ask for your vote on an important proposal affecting your Target Fund.

The proposal you will be asked to consider at the Special Meeting, as described in the enclosed Combined Prospectus/Proxy Statement, is a proposed reorganization of your Target Fund with the BlackRock International Fund (the “International Fund” or the “Acquiring Fund”), a series of BlackRock Series, Inc., a Maryland corporation (the “Corporation”). In this reorganization, your Target Fund shares would be exchanged for the same class of shares of the Acquiring Fund with the same aggregate net asset value of the Target Fund shares that you currently hold. It is currently anticipated that the reorganization of the Target Fund will be effected on a tax-free basis for federal income tax purposes.

BlackRock Advisors, LLC (“BlackRock Advisors”), each fund’s investment adviser, has proposed the reorganization involving your Target Fund, as well as a number of other reorganizations involving other funds advised by BlackRock Advisors or an affiliate, to eliminate certain redundancies and in an effort to achieve certain operating efficiencies.

The reorganization of the Target Fund is being proposed because BlackRock Advisors believes that the shareholders of the Target Fund generally will benefit more from the potential operating efficiencies and economies of scale that may be achieved by combining the Target Fund’s assets in the reorganization than by continuing to operate the Target Fund separately. The Board of Trustees of the Trust believes the reorganization is in the best interests of the Target Fund, and recommends that you vote “for” the proposed reorganization.

I encourage you to carefully review the enclosed materials, which explain this proposal in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote using one of the methods below by following the instructions on your proxy card:

  By touchtone telephone;

  By Internet;

  By returning the enclosed proxy card in the postage-paid envelope; or

  In person at the Special Meeting.

If you do not vote using one of these methods, you may be called by Computershare Fund Services, our proxy solicitor, to vote your shares.

As always, we appreciate your support.

Sincerely,

John Perlowski
President and Chief Executive Officer

BLACKROCK INTERNATIONAL VALUE TRUST
BlackRock International Value Fund
100 Bellevue Parkway Wilmington, DE 19809 (800) 441-7762

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to promptly indicate your voting instructions on the enclosed proxy card, date and sign it and return it in the envelope provided (or vote by touchtone telephone or through the Internet, following the instructions on the enclosed proxy card), no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “for” the reorganization. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to submit your vote at the Special Meeting.

QUESTIONS & ANSWERS

     We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the proposal to be voted on.

Q:	Why is a shareholder meeting being held?

A:

You are being asked to approve an agreement and plan of reorganization (a “Reorganization Agreement”) between BlackRock International Value Trust, a Massachusetts business trust (the “Trust”), on behalf of the BlackRock International Value Fund (the “International Value Fund” or “Target Fund”), and BlackRock Series, Inc., a Maryland corporation (the “Corporation”), on behalf of the BlackRock International Fund (the “International Fund” or “Acquiring Fund” together with the Target Fund, the “Funds” and each, a “Fund”). Each Fund invests primarily in stocks of companies located outside the United States. Each Fund also employs similar investment strategies to achieve its respective investment objective. If the proposed reorganization (“Reorganization”) relating to your Target Fund is approved and completed, an account at the Acquiring Fund will be set up in your name, you will become a shareholder of the Acquiring Fund, and your Target Fund will be terminated and de-registered as an investment company. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization relating to the Target Fund and for a more complete description of the Acquiring Fund.

Q:	How does the Board suggest that I vote?

A:

After careful consideration, the Board of Trustees of the Trust (the “Board”), including all of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) (the “Independent Board Members”), has determined that the proposed Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders will not be diluted as a result of the Reorganization and, therefore, recommends that you cast your vote “For” the proposed Reorganization. The Board has determined that shareholders of the Target Fund may benefit from the following:

	(i)	Shareholders of the Target Fund will remain invested in a diversified, open-end fund that has greater net assets;

	(ii)	Assuming the Reorganization had occurred on October 31, 2010, the Combined Fund would have net annual fund operating expenses for each of its share classes that are expected to be the same as or lower than those of the corresponding share classes of the Target Fund prior to the Reorganization, as of June 30, 2010, except for Institutional shares, after taking into account applicable contractual fee waivers and/or expense reimbursements that BlackRock Advisors has agreed to implement with respect to certain share classes for a certain period of time following the closing of the Reorganization. The contractual fee waivers and/or expense reimbursements referenced above do not apply to the following expenses: Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.

	(iii)	The fact that each Fund invests primarily in stocks of companies located outside the United States, the similar principal investment strategies of each Fund, and the similarities between the risk profiles of each Fund; and

	(iv)	Although the Target Fund is larger than the Acquiring Fund, the Target Fund has experienced net outflows since 2007 and BlackRock Advisors believes that the Combined Fund pursuing the investment objective and using the investment strategies of the Acquiring Fund has a greater potential to allow the Combined Fund to grow over time and obtain additional assets, thereby offering the potential to over time (i) achieve greater operating efficiencies from a larger net asset size and (ii) experience greater reduced expense ratios by sharing certain fixed costs over a larger asset base, than if the two funds were not combined.

Q:	How will the Reorganization affect me?

A:

If shareholders of the Target Fund approve the proposed Reorganization, all of the assets and certain stated liabilities of the Target Fund will be combined with those of the Acquiring Fund. You will receive the same class of shares of the Acquiring Fund as you currently hold of the Target Fund. The aggregate net asset value of the shares you receive in the Reorganization will equal the aggregate net asset value of the shares you own immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the Target Fund will hold a smaller percentage of ownership in the Combined Fund than he or she held in the Target Fund prior to the Reorganization.

Q:	In the Reorganization, will I receive the same class of shares of the Acquiring Fund as the shares of the Target Fund that I now hold?

A:	Yes. You will receive the same class of shares of the Acquiring Fund as you currently hold of the Target Fund.

Q:	Will I own the same number of shares of the Acquiring Fund as I currently own of my Target Fund?

A:

No. You will receive shares of the Acquiring Fund with the same aggregate net asset value as the shares of the Target Fund you own prior to the Reorganization. However, the number of shares you receive will depend on the relative net asset value of the shares of the Target Fund and the Acquiring Fund as of the close of trading on the New York Stock Exchange on the business day immediately before the closing of the Reorganization (“Valuation Time”). Thus, if as of the Valuation Time the net asset value of a share of the Acquiring Fund is lower than the net asset value of the corresponding share class of the Target Fund, you will receive a greater number of shares of the Acquiring Fund in the Reorganization than you held in the Target Fund before the Reorganization. On the other hand, if as of the Valuation Time the net asset value of a share of the Acquiring Fund is higher than the net asset value of the corresponding share class of the Target Fund, you will receive fewer shares of the Acquiring Fund in the Reorganization than you held in the Target Fund before the Reorganization. The aggregate net asset value of your Combined Fund shares immediately after the Reorganization will be the same as the aggregate net asset value of your Target Fund shares immediately prior to the Reorganization.

Q:	Who will advise the Combined Fund once the Reorganization is completed?

A:

The Target Fund is advised by BlackRock Advisors, LLC (“BlackRock Advisors”). The Acquiring Fund is also advised by BlackRock Advisors and the Combined Fund is expected to be advised by BlackRock Advisors once the Reorganization is completed. The Target Fund is sub-advised by BlackRock International Limited. The Acquiring Fund is also sub-advised by BlackRock International Limited and the Combined Fund is expected to be sub-advised by BlackRock International Limited once the Reorganization is completed. Different portfolio management teams currently manage the Funds. The Acquiring Fund’s portfolio management team is expected to continue to manage the Combined Fund once the Reorganization is completed. Richard Turnill, James Bristow and Gareth Williams are expected to be the portfolio managers of the Combined Fund.

Q:	How will the Reorganization affect Fund fees and expenses?

A:

Assuming the Reorganization had occurred on October 31, 2010, the Combined Fund would have (i) total annual fund operating expenses for each of its share classes that are expected to be higher than those of the corresponding share classes of the Target Fund prior to the Reorganization, as of June 30, 2010, and (ii) net annual fund operating expenses for each of its share classes that are expected to be the same as or lower than those of the corresponding share classes of the Target Fund prior to the Reorganization, as of June 30, 2010, except for Institutional shares, after taking into account applicable contractual fee waivers and/or expense reimbursements that BlackRock Advisors has agreed to implement with respect to all share classes for a certain period of time following the closing of the Reorganization. If the Reorganization is completed, BlackRock Advisors has agreed to implement contractual fee waivers and/or expense reimbursements with respect to Investor A, Investor B, Investor C, Institutional and Class R shares until March 1, 2014. The contractual fee waivers and/or expense reimbursements referenced above do not apply to the following expenses: Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.

The effective management fee rates for the Combined Fund are expected to be lower than the effective management fee rates of the Target Fund (based on average net assets for the twelve months ended 6/30/10 for the Target Fund and 10/31/10 for the Acquiring Fund). Depending on asset levels, the Combined Fund’s contractual management fee rates may be higher or lower than the contractual management fee rates for the Target Fund.

Q:	Are there any differences in front-end sales loads or contingent deferred sales charges?

A:

The distribution and service fees and sales charges (including contingent deferred sales charges (“CDSCs”)) on the shares of the Acquiring Fund to be issued in the Reorganization (Investor A, Investor B, Investor C, Institutional and Class R) to the holders of shares of the Target Fund will be the same as the corresponding charges on the shares of the Target Fund held by such shareholders immediately prior to the Reorganization.

Q:	Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A:

No, you will not pay any sales load, commission or other similar fee in connection with the Reorganization. As more fully discussed in the Combined Prospectus/Proxy Statement, the holding period with respect to any contingent deferred sales charge that applies to shares of the Acquired Fund acquired by you in the Reorganization will be measured from the earlier of the time (i) you purchased your Target Fund shares or (ii) you purchased your shares of any other fund advised by BlackRock Advisors and subsequently exchanged them for shares of the Target Fund.

Q:	What happens to my shares if the Reorganization is approved? Will I have to take any action if the Reorganization is approved?

A:

If the Reorganization is approved, your shares automatically will be converted into shares of the Acquired Fund on the date of the completion of the Reorganization. You will receive written confirmation that this change has taken place. No certificates for shares will be issued in connection with the Reorganization. If you currently hold certificates representing your shares of the Target Fund, it is not necessary to surrender such certificates. You will receive the same class of shares of the Acquiring Fund as you currently hold of the Target Fund. The aggregate net asset value of the shares you receive in the Reorganization relating to your Target Fund will be equal to the aggregate net asset value of the shares you own in the Target Fund immediately prior to the Reorganization.

Q:	What happens if the Reorganization is not approved?

A:	If the Reorganization is not approved by shareholders of the Target Fund, the Reorganization will not occur, and the Board will consider alternatives.

Q:	Will the Reorganization create a taxable event for me?

A:

The Reorganization is expected to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, the Target Fund will not recognize any gain or loss as a result of the transfer of all of its assets and certain stated liabilities in exchange for shares of the Acquiring Fund or as a result of its liquidation, and you will not recognize any gain or loss upon your receipt of shares of the Acquiring Fund in connection with the Reorganization.

The portfolio managers of the Acquiring Fund anticipate requesting the disposition of approximately 80% of the assets of the Target Fund in preparation for the Reorganization. Consequently, transaction costs in restructuring the portfolio holdings of the Combined Fund are anticipated to be incurred in connection with the Reorganization.

The tax impact of any such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Target Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. In addition, prior to the Reorganization, the Target Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

Q:	Could I incur any capital gains as a result of the sale of assets in preparation for, or as a result of, the proposed Reorganization?

A:	Yes. Although the Reorganization itself will not create a taxable event for you, as discussed above, if certain assets of the Target Fund are sold in preparation for, or as a result of, the proposed Reorganization, at a price that is above the Target Fund’s tax basis for those assets, you may receive distributions of capital gains taxable to you as ordinary income or as long-term capital gain. Although BlackRock currently anticipates disposing of approximately 80% of the Target Fund’s assets in preparation for, or as a result of, the proposed Reorganization, the portfolio managers will evaluate the portfolio of the Combined Fund on a continuous basis and this percentage is thus subject to change. Further, as BlackRock cannot predict at this time the exact assets that may be sold, the amount of such assets that may be sold, or the price at which such assets may be sold, it is not possible for BlackRock to currently predict the amount of any distributions of capital gains that you may receive as a result of the Reorganization. Nonetheless, based on the net capital loss positions of the Target Fund as of April 29, 2011, including any available capital loss carryforwards, it is not expected that the anticipated sale of assets in preparation for, or as a result of, the Reorganization, will result in any material amounts of capital gains to be distributed to shareholders of the Target Fund.

Q:	What if I redeem my shares before the Reorganization takes place?

A:

If you choose to redeem your shares before the Reorganization takes place, then the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction and may be subject to any applicable CDSC.

Q:	Who will pay for the Reorganization?

A:

The Acquiring Fund’s portion of the costs associated with the Reorganization will be paid by the Acquiring Fund. BlackRock Advisors or its affiliates will pay the Target Fund’s portion of the expenses incurred in connection with the Reorganization. The estimated expenses of the Reorganization are $130,800 for the Acquiring Fund and $325,150 for the Target Fund. The foregoing estimated expenses will be borne (to the extent incurred) by the Acquiring Fund and BlackRock Advisors or its affiliates, respectively regardless of whether the Reorganization is consummated.

Q:	How do I vote my shares?

A:

You can vote shares beneficially held through your account by mail, telephone or Internet or in person at the special meeting of the Target Fund (the “Special Meeting”). To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. To vote by telephone or over the Internet, please have the proxy card in hand and call the telephone number or go to the website address listed on the card and follow the instructions. To vote at the Special Meeting, please attend the Special Meeting in person and have the proxy card in hand.

Q:	I have received other combined prospectus/proxy statements from other funds in the BlackRock mutual fund complex. Is this a duplicate combined prospectus/proxy statement?

A:

This is not a duplicate combined prospectus/proxy statement. If you are a shareholder of other BlackRock-advised funds, you may have separately received one or more other combined prospectuses/proxy statements and proxy cards relating to other reorganizations. You are being asked to vote separately for each fund in which you own shares that is a target fund in a reorganization. The proposals included here were not included in any other combined prospectus/proxy statement.

Q:	When will the Reorganization occur?

A:

If approved by shareholders, the Reorganization is expected to occur during the third quarter of 2011. The Reorganization will not take place if the Reorganization is not approved by the Target Fund’s shareholders.

Q:	Whom do I contact if I have questions?

A:	You can contact your financial advisor for further information. Direct shareholders may contact the Funds at (800) 441-7762.

     Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

May 20, 2011

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 24, 2011

To the Shareholders of the BlackRock International Value Fund:

This is to notify you that a Special Meeting of Shareholders (the “Special Meeting”) of the BlackRock International Value Fund (“International Value Fund” or “Target Fund”) of BlackRock International Value Trust, a Massachusetts business trust (the “Trust”), will be held on Friday, June 24, 2011, at 11:00 a.m., Eastern Time, at the offices of BlackRock Advisors, LLC at 800 Scudders Mill Road, Plainsboro, New Jersey, 08536, for the following purposes:

1.

The shareholders of the Target Fund are being asked to consider a proposal to approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) relating to the Target Fund. Pursuant to the Reorganization Agreement, the Target Fund would transfer all of its assets to the BlackRock International Fund (the “International Fund” or “Acquiring Fund”), a series of BlackRock Series, Inc. (the “Corporation”), in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and shares of the Acquiring Fund, after which those shares will be distributed by the Target Fund to the holders of its shares; and

2.	To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

The Board of Trustees of the Trust has fixed the close of business on April 27, 2011 as the record date (the “Record Date”) for determination of shareholders of the Target Fund entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

Your vote is important regardless of the size of your holdings in the Target Fund. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope. You may also vote by telephone or over the Internet; please see page 40 of the enclosed Combined Prospectus/Proxy Statement for details. If you vote by proxy and then desire to change your vote or vote in person, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. Please refer to the section of the enclosed Combined Prospectus/Proxy Statement entitled “Voting Information and Requirements — Manner of Voting” for more information.

By Order of the Board of Trustees,

Ira P. Shapiro
Secretary

BLACKROCK INTERNATIONAL VALUE TRUST
BlackRock International Value Fund
100 Bellevue Parkway Wilmington, Delaware 19809 (800) 441-7762

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COMBINED PROSPECTUS/PROXY STATEMENT

BLACKROCK INTERNATIONAL VALUE TRUST
BlackRock International Value Fund

BLACKROCK SERIES, INC.
BlackRock International Fund
100 Bellevue Parkway
Wilmington, Delaware 19809
(800) 441-7762

     This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of the BlackRock International Value Fund (the “International Value Fund” or “Target Fund”), of BlackRock International Value Trust, a Massachusetts business trust (the “Trust”). A special meeting of shareholders of the Target Fund (the “Special Meeting”) will be held at the offices of BlackRock Advisors, LLC at 800 Scudders Mill Road, Plainsboro, New Jersey, 08536, on Friday, June 24, 2011 at 11:00 a.m., Eastern Time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of the Target Fund at the close of business on April 27, 2011 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. This Combined Prospectus/Proxy Statement, proxy card and accompanying Notice of Special Meeting of shareholders were first sent or given to shareholders of the Target Fund on or about May 23, 2011. The Board of Trustees of the Trust (the “Board”) requests that shareholders vote their shares by completing and returning the enclosed proxy card or by following one of the other methods for voting specified on the proxy card.

     The purposes of the Special Meeting are:

     1. The shareholders of the Target Fund are being asked to consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) relating to the Target Fund. Pursuant to the Reorganization Agreement, the Target Fund would transfer all of its assets to the BlackRock International Fund (the “International Fund” or “Acquiring Fund”), a series of BlackRock Series, Inc., a Maryland corporation (the “Corporation”), in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and shares of the Acquiring Fund, after which those shares will be distributed by the Target Fund to the holders of its shares; and

     2. To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

     The Board has approved the reorganization (the “Reorganization”) with respect to the Target Fund by which the Target Fund, an open-end management investment company, would be acquired by the Acquiring Fund. The Acquiring Fund is a “feeder” fund that invests all of its assets in the Master International Portfolio (the “Master Acquiring Portfolio”), a series of BlackRock Master LLC (the “Master Acquiring LLC”). Each Fund invests primarily in stocks of companies located outside the United States. The Target Fund has an investment objective to seek current income and long-term growth of income, accompanied by growth of capital. The Acquiring Fund has an investment objective to seek long-term growth of capital through investments primarily in a diversified portfolio of equity securities of companies located outside the U.S. The Acquiring Fund also has certain strategies that are similar and compatible with those of the Target Fund. The Target Fund and the Acquiring Fund, however, employ certain differing investment strategies to achieve their respective objectives, as discussed in more detail below. For more information on each Fund’s investment strategies see “Summary — Investment Objectives and Principal Investment Strategies” below.

     If the Target Fund’s shareholders approve the Reorganization, the Target Fund will transfer its assets to the Acquiring Fund. The Acquiring Fund will assume certain stated liabilities of the Target Fund and will issue shares to the Target Fund in an amount equal to the aggregate net asset value of the outstanding shares of the Target Fund. Immediately following the closing of the Reorganization, the Acquiring Fund will contribute the portfolio securities and assets of the Target Fund to the Master Acquiring Portfolio in exchange for a corresponding interest in the Master Acquiring Portfolio. Immediately thereafter, the Target Fund will distribute these shares of the Acquiring Fund to its shareholders. After distributing these shares, the Target Fund will be terminated and de-registered as an investment company. When the Reorganization is complete, the Target Fund’s shareholders will hold the same class of shares of the Acquiring Fund as they currently hold of the Target Fund. The aggregate net asset value of the Acquiring Fund shares received in the Reorganization will equal the aggregate net asset value of the Target Fund shares held by Target Fund shareholders immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the Target Fund will represent a smaller percentage of ownership in the Combined Fund than such shareholder’s percentage of ownership in the Target Fund prior to the Reorganization.

     If shareholders of the Target Fund approve the reorganization, they will become shareholders of the Acquiring Fund, which is a feeder fund of the Master Acquiring Portfolio. Rather than being shareholders of a fund that invests in securities directly, they will become shareholders of a fund that pursues its investment objective by investing in a master fund.

     This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of the Target Fund should know before voting on the Reorganization relating to their Fund and constitutes an offering of the shares of the Acquiring Fund being issued in the Reorganization. Please read it carefully and retain it for future reference.

     The following documents containing additional information about the Acquiring Fund and the Target Fund (together, the “Funds”), each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally considered to be part of) this Combined Prospectus/Proxy Statement:

  the Statement of Additional Information dated May 20, 2011, relating to this Combined Prospectus/Proxy Statement (the “Reorganization SAI”);

  the Prospectus relating to Investor A, Investor B, Investor C, Institutional, and Class R shares of the Target Fund, dated October 28, 2010, as supplemented;

  the Statement of Additional Information relating to the Target Fund, dated October 28, 2010, as supplemented (the “Target Fund SAI”);

  the Annual Report to shareholders of the Target Fund for the fiscal year ended June 30, 2010;

  the Semi-Annual Report to shareholders of the Target Fund for the fiscal period ended December 31, 2010; and

  the Statement of Additional Information relating to Investor A, Investor B, Investor C, Institutional and Class R shares of the Acquiring Fund dated February 28, 2011, as amended May 16, 2011 and as supplemented (the “Acquiring Fund SAI”).

     The following documents each have been filed with the SEC, and are incorporated herein by reference into (each legally forms a part of), and also accompany, this Combined Prospectus/Proxy Statement:

  the Prospectus relating to Investor A, Investor B, Investor C, Institutional and Class R shares of the Acquiring Fund dated February 28, 2011, as amended May 16, 2011 and as supplemented (the “Acquiring Fund Prospectus”); and

  the Annual Report to shareholders of the Acquiring Fund for the fiscal year ended October 31, 2010.

     Except as otherwise described herein, the policies and procedures set forth under “Account Information” in the Acquiring Fund Prospectus will apply to the shares issued by the Acquiring Fund in connection with the Reorganization. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials, with the SEC.

     Additional copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

BlackRock International Value Fund	BlackRock International Fund
BlackRock International Value Trust	BlackRock Series, Inc.
100 Bellevue Parkway	100 Bellevue Parkway
Wilmington, Delaware 19809	Wilmington, Delaware 19809
(800) 441-7762	(800) 441-7762

     If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.” The Reorganization SAI may also be obtained without charge at (800) 441-7762.

     You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E.,
Washington, DC 20549.

By Phone:	1 (202) 551-8090

By Mail:	Public Reference Section
Office of Consumer Affairs and Information Services
Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549 (duplicating fee required)

By E-mail:	publicinfo@sec.gov
(duplicating fee required)

By Internet:	www.sec.gov

     The Board knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

     No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the SEC nor any state regulator has approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement.
Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Proxy Statement is May 20, 2011.

SUMMARY

     The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

     BlackRock International Value Trust (the “Trust”) is an open-end management investment company registered with the SEC. The Target Fund is a diversified series of the Trust. The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. BlackRock Series, Inc. (the “Corporation”) is an open-end management investment company registered with the SEC and is organized under the laws of the state of Maryland. The Acquiring Fund is a diversified series of the Corporation. Each Fund invests primarily in stocks of companies located outside the United States. The Acquiring Fund is a “feeder” fund that invests all of its assets in the Master Acquiring Portfolio, a series of Master Acquiring LLC. The Target Fund has an investment objective to seek current income and long-term growth of income, accompanied by growth of capital. The Acquiring Fund has an investment objective to seek long-term growth of capital through investments primarily in a diversified portfolio of equity securities of companies located outside the U.S. The investment objective of each Fund is a fundamental objective, which means it may not be changed without the approval of the majority of each Fund’s outstanding voting securities, as defined in the 1940 Act.

     The Acquiring Fund, following completion of the Reorganization, may be referred to as the “Combined Fund” in this Combined Prospectus/Proxy Statement.

     BlackRock Advisors, LLC (“BlackRock Advisors” or the “Adviser”) serves as the investment adviser of each of the Funds. The portfolio managers of the Target Fund are Robert Weatherston and Brian Hall. The portfolio managers of the Acquiring Fund are Richard Turnill, James Bristow and Gareth Williams, and they are expected to continue to be the portfolio managers of the Combined Fund following the closing of the Reorganization. Each of the Funds publicly offers its shares on a continuous basis, and shares may be purchased through each Fund’s distributor, BlackRock Investments, LLC (“BRIL” or the Distributor”), and numerous intermediaries.

     The Target Fund and the Acquiring Fund employ substantially similar investment strategies to achieve their respective objectives. Both Funds primarily invest in stocks of companies located outside the United States. The principal differences between the Funds’ principal investment strategies are: the Target Fund follows a value strategy, while the Acquiring Fund invests in companies that are undervalued or have good prospects for earnings growth. The Target Fund invests at least 80% of its assets in stocks that pay dividends, while the Acquiring Fund does not consider current income from dividends and interest a significant factor in selecting portfolio securities. The Target Fund invests in companies of any size, while the Acquiring Fund may invest in companies of any size but will focus on medium and large companies. The Acquiring Fund invests all of its assets in a “master” fund, while the Target Fund is a stand-alone fund. Each Fund may purchase common stock, preferred stock and convertible securities. The Target Fund invests in depositary receipts as a principal strategy, while the Acquiring Fund invests in depositary receipts as a non-principal strategy. The Target Fund allocates its assets to no less than ten foreign markets, while the Acquiring Fund allocates its assets among at least three markets, including the United States. The Acquiring Fund invests in emerging markets as a principal strategy, while the Target Fund invests in emerging markets as a non-principal strategy. The Acquiring Fund may invest up to 25% of total assets in global fixed income securities as a principal strategy, while the Target Fund invests in fixed income securities as a non-principal strategy. In addition, the Acquiring Fund may invest in a broader range of fixed income securities than the Target Fund including supranational debt securities, asset-backed securities, mortgage-backed securities, emerging market debt securities and non-investment grade debt securities. Both Funds may invest in corporate bonds, U.S. and foreign sovereign debt obligations. The Acquiring Fund may use derivatives as a principal strategy, while the Target Fund invests in derivatives as a non-principal strategy. The Acquiring Fund may invest in purchase and sale contracts, reverse repurchase agreements or dollar rolls as a principal strategy while the Target Fund may enter into repurchase agreements and purchase and sale contracts as a non-principal strategy.

     The Board, including the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) (the “Independent Board Members”), has approved the Reorganization. Subject to approval by the Target Fund shareholders, the Reorganization provides for:

  the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and shares of the Acquiring Fund having an aggregate net asset value equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the amount of such assumed liabilities;

  the distribution of such shares of the Acquiring Fund to the Target Fund’s shareholders;

  the contribution by the Acquiring Fund of the portfolio securities and assets of the Target Fund to the Master Acquiring Portfolio in exchange for a corresponding interest in the Master Acquiring Portfolio; and

  the termination of the Target Fund and the de-registration of the Target Fund as an investment company.

     If the proposed Reorganization is approved and completed, the Target Fund’s shareholders would hold shares of the same class of the Combined Fund as they currently hold of the Target Fund with an aggregate net asset value equal to the aggregate net asset value of Target Fund shares owned immediately prior to the Reorganization.

Background and Reasons for the Proposed Reorganizations

     BlackRock Advisors believes that the Acquiring Fund’s investment objective and strategies make it a compatible fund within the BlackRock-advised complex for a reorganization with the Target Fund. As a result of the fact that each Fund invests primarily in stocks of companies located outside the United States and employs substantially similar strategies, there is some overlap in the portfolio securities currently owned by the Funds. As of October 31, 2010, 24% of the Target Fund’s assets were invested in securities that were also held by the Acquiring Fund and 33% of the Acquiring Fund’s assets were invested in securities that were also held by the Target Fund.

     In approving the Reorganization, the Board, including the Independent Board Members, determined that participation in the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization. The Target Fund Board considered the Reorganization proposals at meetings held on February 8-9, 2011 and March 18, 2011. The Acquiring Fund Board considered the Reorganization proposals at meetings held on February 14-15, 2011 and March 14, 2011. In each case, the respective Board, including the Independent Board Members, approved the Reorganization. The approval determinations were made on the basis of each Board member’s judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

     The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

  that shareholders of the Target Fund will remain invested in a diversified, open-end fund that has greater net assets.

  that BlackRock Advisors recommends that the Combined Fund pursue the objectives and strategies of the Acquiring Fund.

  that while the Target Fund is larger than the Acquiring Fund, the Target Fund has experienced net outflows since 2007 and BlackRock Advisors believes that the Combined Fund pursuing the investment objective and using the investment strategies of the Acquiring Fund has a greater potential to allow the Combined Fund to grow over time and obtain additional assets, thereby offering the potential to over time (i) achieve greater operating efficiencies from a larger net asset size and (ii) experience greater reduced expense ratios by sharing certain fixed costs over a larger asset base, than if the two funds were not combined.

  that the effective management fee rates for the Master Acquiring Portfolio are expected to be lower than the effective management fee rates of each Fund (based on average net assets for the twelve months ended 6/30/10 for the Target Fund and 10/31/10 for the Acquiring Fund). Depending on asset levels, the Master Acquiring Portfolio’s contractual management fee rates may be higher or lower than the contractual management fee rates for the Target Fund.

  that, assuming the Reorganization had occurred on October 31, 2010, the Combined Fund would have (i) total annual fund operating expenses for each of its share classes that are expected to be higher than those of the corresponding share classes of the Target Fund prior to the Reorganization, as of June 30, 2010, and (ii) net annual fund operating expenses for each of its share classes that are expected to be the same as or lower than those of the corresponding share classes of the Target Fund prior to the Reorganization, as of June 30, 2010, except for Institutional shares, after taking into account applicable contractual fee waivers and/or expense reimbursements that BlackRock Advisors has agreed to implement with respect to all share classes for a certain amount of time following the closing of the Reorganization. If the Reorganization is completed, BlackRock Advisors has agreed to implement contractual fee waivers and/or expense reimbursements with respect to Investor A, Investor B, Investor C, Institutional and Class R shares until March 1, 2014. The contractual fee waivers and/or expense reimbursements referenced above do not apply to the following expenses: Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.

  that if the Reorganization is completed, BlackRock Advisors has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit the Combined Fund’s Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.38% (for Investor A Shares), 2.44% (for Investor B Shares), 2.42% (for Investor C Shares), 1.00% (for Institutional Shares) and 1.70% (for Class R Shares) of average daily net assets until March 1, 2014.

  that the same portfolio management team (as described below under “Comparison of the Funds — Management of the Funds) that currently manages the Acquiring Fund is expected to manage the Combined Fund following the closing of the Reorganizations.

  the relative performance histories of each Fund. See “Comparison of the Funds — Performance Information.”

  that the Target Fund will not pay any sales charges in connection with the Reorganization. Shareholders of the Target Fund will receive shares of the Acquiring Fund.

  that there is expected to be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax- free transaction. In addition, prior to the Reorganization, the Target Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

  that the aggregate net asset value of the shares that shareholders of the Target Fund will receive in the Reorganization is expected to equal the aggregate net asset value of the shares that shareholders of the Target Fund own immediately prior to the Reorganization, and that the interests of the shareholders of the Target Fund will not be diluted as a result of the Reorganization.

  that BlackRock Advisors or its affiliates will bear $325,150 of the expenses associated with the Reorganization, and the Acquiring Fund will bear the remaining $130,800 of the expenses associated with the Reorganization, regardless of whether the Reorganization is approved by shareholders.

  the fact that each Fund invests primarily in stocks of companies located outside the United States. The Board considered the fact that certain strategies of the Target Fund and the Acquiring Fund are substantially similar and compatible, while others are different. The Board considered the principal differences in investment strategies between the Target Fund and the Acquiring Fund. See “Summary — Investment Objectives and Principal Investment Strategies.” The Board also considered the fact that the risk profiles of each Fund are similar.

     The Board, including the Independent Board Members, concluded that, based upon the factors and determinations summarized above, completion of the Reorganization is advisable and in the best interests of the Target Fund and that the interests of the shareholders of the Target Fund will not be diluted with respect to net asset value as a result of the Reorganization. The Board of the Acquiring Fund concluded that completion of the Reorganization is advisable and in the best interests of the Acquiring Fund and that the interests of the shareholders of the Acquiring Fund will not be diluted with respect to net asset value as a result of the Reorganization. The determinations were made on the basis of the business judgment of each member of the Board and the Acquiring Fund’s Board of Directors after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

     If the Reorganization is not approved by shareholders of the Target Fund, the Board will consider other alternatives.

     The Board, including the Independent Board Members, recommends that you vote “For” the Reorganization relating to your Target Fund.

Investment Objectives and Principal Investment Strategies

     Comparison of the Target Fund and the Acquiring Fund

     Investment Objectives. Each Fund invests primarily in stocks of companies located outside the United States. The Target Fund has an investment objective to seek current income and long-term growth of income, accompanied by growth of capital. The Acquiring Fund has an investment objective to seek long-term growth of capital through investments primarily in a diversified portfolio of equity securities of companies located outside the U.S. The investment objective of each Fund is a fundamental objective, which means it may not be changed without the approval of the majority of each Fund’s outstanding voting securities, as defined in the 1940 Act.

     Principal Investment Strategies. The Target Fund and the Acquiring Fund employ similar principal strategies in achieving their respective objectives. The similarities and differences of the principal investment strategies of the Funds are described in the chart below.

International Value Fund (Target Fund)	International Fund (Acquiring Fund)
The Fund is a “feeder fund” that invests all of its assets in the Master International Portfolio, a series of BlackRock Master LLC, which has the same objective and strategies as the Fund.

Fund management follows a value investing style.

  Fund management selects companies that it believes are undervalued or have good prospects for earnings growth.

  The Fund chooses investments predominantly using a “bottom up” investment style using a global sector-based investment process.

International Value Fund (Target Fund)	International Fund (Acquiring Fund)
Normally, the Fund invests at least 80% of its total assets in stocks that pay dividends.	Current income from dividends and interest will not be an important consideration in selecting portfolio securities.

  The Fund invests primarily in stocks of companies in developed countries located outside the United States.

  The Fund may invest a portion of its assets in securities of issuers located in emerging markets. (Non-Principal Strategy)

  The Fund may purchase common stock, depositary receipts, preferred stock and convertible securities.

  The Fund may invest in the securities of non-U.S. issuers in the form of American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts or other securities convertible into securities of non-U.S. issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

  The Fund invests primarily in stocks of companies located outside the U.S.

  Companies will be located in developed countries of Europe and the Far East, and in countries with emerging capital markets anywhere in the world.

  The Fund may purchase common stock, preferred stock, convertible securities and other instruments.

  The Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts. The Fund may invest in unsponsored Depositary Receipts. (Non-Principal Strategy)

The Fund may invest in companies of any size.

  The Fund may invest in securities issued by companies of all sizes but will focus mainly on medium and large companies.

  The Fund will invest at least 75% of its total assets in global equity securities of any market capitalization, selected for their above-average return potential.

Same as Acquiring Fund.
  Under normal circumstances, the Fund will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock Advisors, in which case the Fund would invest at least 30%) — of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S.

The Fund will allocate its assets among various regions and countries (but in no less than ten different foreign markets).	The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries).

Same as Acquiring Fund.	For temporary defensive purposes the Fund may deviate very substantially from the allocation described above.

International Value Fund (Target Fund)	International Fund (Acquiring Fund)
The Fund may invest in fixed income securities issued by companies, as well as U.S. and foreign sovereign debt obligations. (Non-Principal Strategy)

  The Fund may invest up to 25% of total assets in global fixed income securities, including corporate bonds, U.S. government debt securities, non-U.S. government and supranational debt securities, asset-backed securities, mortgage-backed securities, emerging market debt securities and non-investment grade debt securities (high yield or junk bonds).

  The Fund may use derivatives to hedge its investment portfolio against market, interest rate and currency risks or to seek to enhance its return. The derivatives that the Fund may use include indexed and inverse securities, options, futures, swaps and forward foreign exchange transactions. (Non-Principal Strategy)

  The Fund will invest in securities of non-U.S. issuers that can be U.S. dollar-based or non-U.S. dollar based on a hedged or unhedged basis. The Fund may enter into currency transactions on a hedged or unhedged basis in order to seek total return.

  The Fund may, when consistent with the Fund’s investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into foreign currency transactions, including swaps (collectively, “derivatives”).

  The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as a part of a strategy designed to reduce exposure to other risks, such as currency risk.

  The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk.

  The Fund may also use forward foreign currency exchange contracts.

  The Fund may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The Fund may enter into repurchase agreements and purchase and sale contracts. (Non-Principal Strategy)

  The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

     Comparison. Both Funds primarily invest in stocks of companies located outside the United States. The principal differences between the Funds’ principal investment strategies are: the Target Fund follows a value strategy, while the Acquiring Fund invests in companies that are undervalued or have good prospects for earnings growth. The Target Fund invests at least 80% of its assets in stocks that pay dividends, while the Acquiring Fund does not consider current income from dividends and interest a significant factor in selecting portfolio securities. The Target Fund invests in companies of any size, while the Acquiring Fund may invest in companies of any size but will focus on medium and large companies. The Acquiring Fund invests all of its assets in a “master” fund, while the Target Fund is a stand-alone fund. Each Fund may purchase common stock, preferred stock and convertible securities. The Target Fund invests in depositary receipts as a principal strategy, while the Acquiring Fund invests in depositary receipts as a non-principal strategy. The Target Fund allocates its assets to no less than ten foreign markets, while the Acquiring Fund allocates its assets among at least three markets, including the United States. The Acquiring Fund invests in emerging markets as a principal strategy, while the Target Fund invests in emerging markets as a non-principal strategy. The Acquiring Fund may invest up to 25% of total assets in global fixed income securities as a principal strategy, while the Target Fund invests in fixed income securities as a non-principal strategy. In addition, the Acquiring Fund may invest in a broader range of fixed income securities than the Target Fund including supranational debt securities, asset-backed securities, mortgage-backed securities, emerging market debt securities and non-investment grade debt securities. Both Funds may invest in corporate bonds, U.S. and foreign sovereign debt obligations. The Acquiring Fund may use derivatives as a principal strategy, while the Target Fund invests in derivatives as a non-principal strategy. The Acquiring Fund may invest in purchase and sale contracts, reverse repurchase agreements or dollar rolls as a principal strategy while the Target Fund may enter into repurchase agreements and purchase and sale contracts as a non-principal strategy.

     Notwithstanding the differences in the investment strategies of the Funds, as noted above, because of the fact that each Fund invests primarily in stocks of companies located outside the United States and employs substantially similar strategies, there is some overlap in the portfolio securities currently owned by the Funds. The Acquiring Fund’s portfolio management team is expected to manage the Combined Fund after the Reorganization. As noted above, as of October 31, 2010, 24% of the Target Fund’s assets were invested in securities that were also held by the Acquiring Fund and 33% of the Acquiring Fund’s assets were invested in securities that were also held by the Target Fund. The portfolio managers of the Acquiring Fund anticipate disposing of, or requesting the disposition of, approximately 80% of the assets of the Target Fund in preparation for, or as a result of, the Reorganization. Consequently, brokerage commissions and other transaction costs in restructuring the portfolio holdings of the Combined Fund are anticipated to be incurred in connection with the Reorganization. If such dispositions occur prior to the Reorganization, the related brokerage commissions and other transaction costs will be borne by the Target Fund. If such dispositions occur after the Reorganization, the related brokerage commissions and other transaction costs will be borne by the Combined Fund. The brokerage commissions and other transaction costs associated with such dispositions and the subsequent purchase of other securities with the resulting proceeds are expected to be approximately $1.57 million. The portfolio managers will evaluate the portfolio of the Combined Fund on a continuing basis and the percentage of assets of the Target Fund that the portfolio managers of the Acquiring Fund anticipate disposing of or requesting the disposition of in preparation for, or as a result of, the Reorganization is subject to change.

Fees and Expenses

     If the Reorganization is approved and completed, holders of Target Fund shares will receive the class of shares indicated in the following chart:

International Value Fund (Target Fund)	Combined Fund
Institutional	Institutional
Investor A	Investor A
Investor B	Investor B
Investor C	Investor C
Class R	Class R

Fee Tables as of June 30, 2010 for the Target Fund
and as of October 31, 2010 for the Acquiring Fund and International Pro Forma Combined Fund (unaudited)

     The fee tables below provide information about the fees and expenses attributable to each class of shares of the Funds, assuming the Reorganization(s) had taken place on October 31, 2010 and the estimated pro forma fees and expenses attributable to each class of shares of the International Pro Forma Combined Fund. The percentages presented in the fee tables are based on fees and expenses incurred during the periods ended June 30, 2010 for the Target Fund and October 31, 2010 for the Acquiring Fund and International Pro Forma Combined Fund. Future fees and expenses may be greater or less than those indicated below. For information concerning the net assets of each Fund as of October 31, 2010, see “Other Information — Capitalization.” You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the BlackRock-advised fund complex. More information about these and other discounts is available from your financial professional and in the “Details About the Share Classes” section of the Acquiring Fund Prospectus, which accompanies this Combined Prospectus/Proxy Statement and is incorporated herein by reference and in the “Purchase of Shares” section of the Acquiring Fund SAI, which is incorporated herein by reference.

Fee Tables of the International Value Fund and the International Fund and the
International Pro Forma Combined Fund (as of June 30, 2010 for the International Value Fund
and as of October 31, 2010 for the International Fund and International Pro Forma
Combined Fund (unaudited))

	International Value (Target Fund) Investor A Shares	International Fund (Acquiring Fund) Investor A Shares(5)		International Pro Forma Combined Fund Investor A Shares(1)(5)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	5.25%	5.25%		5.25%
Maximum Deferred Sales Charge (Load) (as a percentage of
offering price or redemption proceeds, whichever is lower)	None (2)	None	(2)	None	(2)
Annual Fund Operating Expenses (expenses that you pay
each year as a percentage of the value of your investment)
Management Fee	0.75%	0.75	%(5)	0.72	%(5)
Distribution and/or Service (12b-1) Fees	0.25%	0.25%		0.25%
Other Expenses	0.39%	1.03	%(6)(7)	0.65%
Administration Fees	N/A	0.25%		0.25%
Miscellaneous Other Expenses	0.39%	0.78	%(6)(7)	0.40%
Acquired Fund Fees and Expenses	—	0.01	%(7)	0.01%
Total Annual Fund Operating Expenses	1.39%	2.04	%(7)	1.63%
Fee Waivers and/or Expense Reimbursements	—	—		(0.24	)%(8)

Total Annual Fund Operating Expenses After Fee Waivers
and/or Expense Reimbursements	1.39%	2.04	%(7)	1.39	%(8)

	International Value (Target Fund) Investor B Shares		International Fund (Acquiring Fund) Investor B Shares(5)		International Pro Forma Combined Fund Investor B Shares(1)(5)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of
offering price or redemption proceeds, whichever is lower)	4.50	%(3)	4.50	%(3)	4.50	%(3)
Annual Fund Operating Expenses (expenses that you pay
each year as a percentage of the value of your investment)
Management Fee	0.75%		0.75	%(5)	0.72	%(5)
Distribution and/or Service (12b-1) Fees	1.00%		1.00%		1.00%
Other Expenses	0.71%		1.41	%(6)(7)	0.99%
Administration Fees	N/A		0.25%		0.25%
Miscellaneous Other Expenses	0.71%		1.16	%(6)(7)	0.74%
Acquired Fund Fees and Expenses	—		0.01	%(7)	0.01%
Total Annual Fund Operating Expenses	2.46%		3.17	%(7)	2.72%
Fee Waivers and/or Expense Reimbursements	—		—		(0.27	)%(8)

Total Annual Fund Operating Expenses After Fee Waivers
and/or Expense Reimbursements	2.46%		3.17	%(7)	2.45	%(8)

(Footnotes begin on page 10)

	International Value (Target Fund) Investor C Shares		International Fund (Acquiring Fund) Investor C Shares(5)		International Pro Forma Combined Fund Investor C Shares(1)(5)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of
offering price or redemption proceeds, whichever is lower)	1.00	%(4)	1.00	%(4)	1.00	%(4)
Annual Fund Operating Expenses (expenses that you pay
each year as a percentage of the value of your investment)
Management Fee	0.75%		0.75	%(5)	0.72	%(5)
Distribution and/or Service (12b-1) Fees	1.00%		1.00%		1.00%
Other Expenses	0.69%		1.00	%(6)(7)	0.91%
Administration Fees	N/A		0.25%		0.25%
Miscellaneous Other Expenses	0.69%		0.75	%(6)(7)	0.66%
Acquired Fund Fees and Expenses	—		0.01	%(7)	0.01%
Total Annual Fund Operating Expenses	2.44%		2.76	%(7)	2.64%
Fee Waivers and/or Expense Reimbursements	—		—		(0.21	)%(8)

Total Annual Fund Operating Expenses After Fee Waivers
and/or Expense Reimbursements	2.44%		2.76	%(7)	2.43	%(8)

	International Value (Target Fund) Institutional Shares	International Fund (Acquiring Fund) Institutional Shares(5)		International Pro Forma Combined Fund Institutional Shares(1)(5)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of
offering price or redemption proceeds, whichever is lower)	None	None		None
Annual Fund Operating Expenses (expenses that you pay
each year as a percentage of the value of your investment)
Management Fee	0.75%	0.75	%(5)	0.72	%(5)
Distribution and/or Service (12b-1) Fees	None	None		None
Other Expenses	0.24%	0.97	%(6)(7)	0.52%
Administration Fees	N/A	0.25%		0.25%
Miscellaneous Other Expenses	0.24%	0.72	%(6)(7)	0.27%
Acquired Fund Fees and Expenses	—	0.01	%(7)	0.01%
Total Annual Fund Operating Expenses	0.99%	1.73	%(7)	1.25%
Fee Waivers and/or Expense Reimbursements	—	—		(0.24	)%(8)

Total Annual Fund Operating Expenses After Fee Waivers
and/or Expense Reimbursements	0.99%	1.73	%(7)	1.01	%(8)

(Footnotes begin on page 10)

	International Value (Target Fund) Class R Shares	International Pro Forma Combined Fund Class R Shares(1)(5)(9)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of
offering price or redemption proceeds,
whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%	0.72	%(5)
Distribution and/or Service (12b-1) Fees	0.50%	0.50%
Other Expenses	0.47%	0.72%
Administration Fees	N/A	0.25%
Miscellaneous Other Expenses	0.47%	0.47%
Acquired Fund Fees and Expenses	—	0.01%
Total Annual Fund Operating Expenses	1.72%	1.95%
Fee Waivers and/or Expense Reimbursements	—	(0.24	)%(8)

Total Annual Fund Operating Expenses After Fee Waivers
and/or Expense Reimbursements	1.72%	1.71	%(8)

(1)	Assumes the Reorganization had taken place on October 31, 2010.

(2)

A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

(3)

The CDSC is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares.

(4)	There is no CDSC on Investor C Shares after one year.

(5)

The fees and expenses shown in the table and the example that follows include both the expenses of the Acquiring Fund and the Combined Fund, as applicable, and that respective Fund’s share of the allocated expenses of Master Acquiring Portfolio. Management fees are paid by the Master Acquiring Portfolio.

(6)	Other Expenses have been restated to reflect current fees.

(7)

For the Acquiring Fund, the Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report, which does not include the restatement of Other Expenses to reflect current fees and the Acquired Fund Fees and Expenses.

(8)

If the Reorganization is completed, BlackRock Advisors has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit the Combined Fund’s Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.38% (for Investor A shares), 2.44% (for Investor B shares), 2.42% (for Investor C shares), 1.00% (for Institutional shares) and 1.70% (for Class R shares) of average daily net assets until March 1, 2014. The agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members or by a vote of a majority of the outstanding voting securities of the Fund.

(9)	Prior to the Reorganization, the Acquiring Fund did not issue Class R shares. Class R shares are newly issued and therefore Other Expenses have been estimated.

EXAMPLE:

     This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated (for the periods ended June 30, 2010 for the Target Fund and October 31, 2010 for the Acquiring Fund and International Pro Forma Combined Fund) and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

International Value (Target Fund)
Investor A Shares	$659	$ 942	$1,246	$2,106
International Fund (Acquiring Fund)
Investor A Shares	$721	$1,131	$1,566	$2,770
International Pro Forma Combined Fund Investor A Shares†	$659	$ 967	$1,321	$2,317

	1 Year	3 Years	5 Years	10 Years

International Value (Target Fund)
Investor B Shares	$699	$1,117	$1,511	$2,532
International Fund (Acquiring Fund)
Investor B Shares	$770	$1,327	$1,859	$3,215
International Pro Forma Combined Fund Investor B Shares†	$698	$1,142	$1,590	$2,746

	1 Year	3 Years	5 Years	10 Years

International Value (Target Fund)
Investor C Shares	$347	$ 761	$1,301	$2,776
International Fund (Acquiring Fund)
Investor C Shares	$379	$ 856	$1,459	$3,090
International Pro Forma Combined Fund Investor C Shares†	$346	$ 780	$1,362	$2,941

	1 Year	3 Years	5 Years	10 Years

International Value (Target Fund)
Institutional Shares	$101	$ 315	$ 547	$1,213
International Fund (Acquiring Fund)
Institutional Shares	$176	$ 545	$ 939	$2,041
International Pro Forma Combined Fund Institutional Shares†	$103	$ 348	$ 639	$1,468

	1 Year	3 Years	5 Years	10 Years

International Value (Target Fund)
Class R Shares	$175	$ 542	$ 933	$2,030
International Pro Forma Combined Fund Class R Shares†	$174	$ 565	$1,007	$2,235

Expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

International Value (Target Fund)
Investor B Shares	$249	$ 767	$1,311	$ 2,532
International Fund (Acquiring Fund)
Investor B Shares	$320	$ 977	$1,659	$3,215
International Pro Forma Combined Fund Investor B Shares†	$248	$ 792	$1,390	$2,746

	1 Year	3 Years	5 Years	10 Years

International Value (Target Fund)
Investor C Shares	$247	$ 761	$1,301	$2,776
International Fund (Acquiring Fund)
Investor C Shares	$279	$ 856	$1,459	$3,090
International Pro Forma Combined Fund Investor C Shares†	$246	$ 780	$1,362	$2,941

†	Assumes the Reorganization had taken place on October 31, 2010.

Portfolio Turnover

     Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During its most recent fiscal year, each Fund had the following portfolio turnover rate:

Fund	Fiscal Year End	Rate

International Value Fund (Target Fund)	6/30/10	155%
International Fund (Acquiring Fund)	10/31/10	154%

Federal Tax Consequences

     The Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, the Target Fund and the Acquiring Fund will not recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization (except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of certain assets). As a condition to the closing of the Reorganization, the Corporation, on behalf of the Acquiring Fund, and the Trust, on behalf of the Target Fund, will receive an opinion from Willkie Farr & Gallagher LLP to that effect. An opinion of counsel is not binding on the Internal Revenue Service (the “IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

     The portfolio managers of the Acquiring Fund anticipate requesting the disposition of approximately 80% of the holdings of the Target Fund in preparation of the Reorganization. With respect to any of the portfolio assets of the Target Fund that are sold (or deemed sold by reason of marking to market of certain assets upon the termination of the Target Fund’s taxable year or as a result of the transfer of an interest in a passive foreign investment company) by the Target Fund in connection with the Reorganization, the tax impact of such sales (or deemed sales) will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any gains will be distributed to the Target Fund’s shareholders as either capital gain dividends (to the extent of long-term capital gains) or ordinary dividends (to the extent of short-term capital gains) during or with respect to the year of sale (or deemed sale), and such distributions will be taxable to shareholders.

     At any time prior to the consummation of the Reorganization, a shareholder may redeem shares of the Target Fund, likely resulting in recognition of gain or loss to such shareholder for U.S. federal and state income tax purposes. For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Exchange, Redemption and Valuation of Shares

     Procedures for the purchase, exchange, redemption and valuation of shares of the Target Fund and the Acquiring Fund are identical.

COMPARISON OF THE FUNDS

Principal Investment Risks

Risks of the Funds

     Because of their similar investment strategies, the Target Fund and the Acquiring Fund are subject to similar principal investment risks associated with an investment in the relevant Fund. The principal risks of each Fund (including any corresponding non-principal risk in the other Fund) are set out in the table below.

Risk	International Value Fund (Target Fund)	International Fund (Acquiring Fund)
Convertible Securities Risk	Principal Risk	Non-Principal Risk
Debt Securities Risk	Non-Principal Risk	Principal Risk
Derivatives Risk	Non-Principal Risk	Principal Risk
Depositary Receipts Risk	Principal Risk	Non-Principal Risk
Emerging Markets Risk	Non-Principal Risk	Principal Risk
Equity Securities Risk	Principal Risk	Principal Risk
Foreign Securities Risk	Principal Risk	Principal Risk
Income Producing Stock Availability Risk	Principal Risk	N/A
Geographic Concentration Risk	N/A	Principal Risk
Investment Style Risk	Principal Risk	N/A
Market Risk and Selection Risk	Principal Risk	Principal Risk
Mid-Cap Securities Risk	Non-Principal Risk	Principal Risk

Combined Fund

     There is no guarantee that shares of the Combined Fund will not lose value. This means that as shareholders of the Combined Fund, the Target Fund shareholders could lose money. Shares of the Combined Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any Fund, the value of the Combined Fund’s investments, and, therefore, the value of the Combined Fund’s shares, may fluctuate. In addition, there are specific factors that may affect the value of a particular security. Also, the Combined Fund may invest in securities that underperform the markets, the relevant indices or securities selected by other funds with similar investment objectives and investment strategies.

     The following discussion describes the principal risks that may affect the Acquiring Fund and, therefore, the Combined Fund. You will find additional descriptions of specific risks in the Acquiring Fund Prospectus, which accompanies this Combined Prospectus/Proxy Statement and is incorporated herein by reference.

     Debt Securities Risk — Debt securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

     The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

     Derivatives Risk — A Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of a Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of a Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. A Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause a Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow a Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

     Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

     Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit a Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

     Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

     Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize that ownership exists in some emerging markets, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

     Equity Securities Risk — Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by a Fund could decline if the financial condition of the companies a Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

     Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

     Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit a Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund than for investment companies invested only in the United States.

     Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio.

     Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

     Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair a Fund’s ability to purchase or sell foreign securities, transfer a Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations.

     Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of a Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to a Fund’s investments.

     Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for a Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

     Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

     At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, a Fund could be liable for any losses incurred.

     Geographic Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If a Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. A Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

     Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

     Mid-Cap Securities Risk — The securities of mid-cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Fundamental Investment Restrictions

     The Funds have similar fundamental investment restrictions, as indicated on Appendix I. Certain investment restrictions are common to each Fund. Generally, neither of the Funds may: (i) purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry (except for U.S. Government obligations), (ii) make investments for the purpose of exercising control or management (with certain exceptions); (iii) issue senior securities or borrow money (with certain exceptions); (iv) purchase or sell real estate, except that to the extent permitted by applicable law, it may invest in securities secured by real estate; (v) underwrite securities of other issuers; (vi) purchase or sell commodity contracts, (with certain exceptions); or (vii) make loans (with certain exceptions). The differences between the fundamental investment restrictions of the Funds include:

  The Target Fund may borrow from banks for temporary or emergency purposes in amounts not exceeding 10% of its total assets (not including the amount borrowed). The Acquiring Fund may borrow from banks in amounts up to 33 1/3% of its total assets (including the amount borrowed), and may borrow up to an additional 5% of its total assets for temporary purposes.

  While neither Fund may make investments for the purpose of exercising control or management, the Acquiring Fund’s fundamental investment restriction deems its investments in wholly-owned investment entities created under the laws of certain countries as not the making of investments for this purpose.

  The Target Fund may not purchase securities on margin (except that the deposit or payment by the Target Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin), while the Acquiring Fund may purchase securities on margin to the extent permitted by applicable law.

  The Target Fund may not make short sales or maintain a short position except for short sales “against-the-box” with no more than 25% of its net assets being held as collateral for such sales, while the Acquiring Fund does not have a fundamental investment restriction on short sales. The Acquiring Fund does have a non-fundamental investment restriction permitting short sales or maintaining a short position to the extent permitted by applicable law.

  The Target Fund may not make loans except through repurchase agreements, while the Acquiring Fund may lend its portfolio securities in accordance with applicable law and the guidelines set forth in the Acquiring Fund Prospectus and SAI.

  The Target Fund may not buy or sell commodities or commodity contracts, except that forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts, while the Acquiring Fund may buy or sell commodities or contracts on commodities in accordance with applicable law and its Prospectus and SAI and without registering as a commodity pool operator under the Commodity Exchange Act.

  The Target Fund may not participate on a joint or joint and several basis in any trading account in securities, while the Acquiring Fund has no comparable fundamental investment restriction.

Performance Information

     The following bar charts and tables illustrate the past performance of an investment in each Fund for the periods shown. The information shows you how each Fund’s performance has varied year by year and provides some indication of the risks of investing in each Fund. The returns for the Target Fund Class R shares prior to January 3, 2003, the commencement of operations of Class R shares, are based on the performance of the Target Fund’s Institutional shares. The Acquiring Fund’s Class R shares have yet to commence operations, and returns are based on the performance of the Acquiring Fund’s Institutional shares. The returns for both Class R shares, however, are adjusted to reflect the distribution and service (12b-1) fees applicable to Class R shares. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Sales charges are not reflected in the bar charts. If they were, returns would have been lower than those shown. However, the tables include all applicable fees and sales charges. Past performance is not predictive of future performance. For more information concerning the performance of each Fund, please refer to each Fund’s Prospectus, Annual Report and Semi-Annual Report. As shareholders of a Fund, you have already received a copy of the Prospectus, Annual Report and Semi-Annual Report. You may request a copy of the Prospectus, Annual Report and Semi-Annual Report at no charge by calling (800) 441-7762 or writing the Fund.

Investor A Shares
ANNUAL TOTAL RETURNS(1)
BlackRock International Value Fund
(Target Fund)
As of 12/31

     During the ten-year period shown in the bar chart, the highest return for a quarter was 26.46% (quarter ended June 30, 2009) and the lowest return for a quarter was –23.35% (quarter ended September 30, 2002).

As of 12/31/10 Average Annual Total Returns(1)	1 Year	5 Years	10 Years
International Value Fund — Investor A
Return Before Taxes	0.18%	0.40%	3.48%
Return After Taxes on Distributions	0.18%	(0.95)%	2.22%
Return After Taxes on Distributions and Sale of Shares	0.11%	(0.04)%	2.53%
International Value Fund — Investor B
Return Before Taxes	0.10%	0.16%	3.35%
International Value Fund — Investor C
Return Before Taxes	3.63%	0.47%	3.14%
International Value Fund — Institutional
Return Before Taxes	6.11%	1.82%	4.34%
International Value Fund — Class R
Return Before Taxes	5.40%	1.15%	3.80%
MSCI EAFE Index
(Reflects no deduction for fees, expenses or taxes)	7.75%	2.46%	3.50%

(1)

A portion of the Fund’s total return was attributable to payments by the previous investment adviser in order to resolve a regulatory issue relating to an investment in the fiscal year ended June 30, 2006 and to proceeds received in settlement of litigation in the fiscal year ended June 30, 2010.

Investor A Shares
ANNUAL TOTAL RETURNS
BlackRock International Fund
(Acquiring Fund)
As of 12/31

     During the ten-year period shown in the bar chart, the highest return for a quarter was 27.62% (quarter ended June 30, 2009) and the lowest return for a quarter was –22.50% (quarter ended September 30, 2008).

As of 12/31/10 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock International Fund — Investor A
Return Before Taxes	10.02%	2.33%	1.96%
Return After Taxes on Distributions	10.02%	2.16%	1.93%
Return After Taxes on Distributions and Sale of Shares	6.52%	1.91%	1.71%
BlackRock International Fund — Investor B
Return Before Taxes	10.43%	2.00%	1.81%
BlackRock International Fund — Investor C
Return Before Taxes	14.32%	2.70%	1.74%
BlackRock International Fund — Institutional
Return Before Taxes	16.52%	3.75%	2.80%
BlackRock International Fund — Class R
Return Before Taxes	15.93%	3.23%	2.29%
MSCI All Country World Index Ex-U.S.
(Reflects no deduction for fees, expenses or taxes)	11.15%	4.82%	5.54%

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A shares only, and the after-tax returns for Investor B, Investor C, Institutional and Class R shares will vary.

     The accounting survivor of the Reorganization will be the Acquiring Fund. As a result, the Combined Fund will continue the performance history of the Acquiring Fund after the closing of the Reorganization.

     The MSCI EAFE Index is an arithmetical average weighted by market value of the performance of over 1,000 non-U.S. companies representing 21 stock markets in Europe, Australia, New Zealand and the Far East. The MSCI All Country World Index Ex-U.S. is a market capitalization weighted index maintained by MSCI, Inc. that is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI All Country World Index Ex-U.S. includes both developed and emerging markets.

Management of the Funds

     BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, manages each Fund’s investments and its business operations subject to the oversight of the Board. While BlackRock Advisors is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock Advisors is a wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors and its affiliates had approximately $3.648 trillion in investment company and other portfolio assets under management as of March 31, 2011.

     Robert Weatherston and Brian Hall are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Target Fund. Richard Turnill, James Bristow and Gareth Williams are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Acquiring Fund. Mr. Turnill, Mr. Bristow and Mr. Williams are expected to serve as the portfolio managers of the Combined Fund following the completion of the Reorganization.

Portfolio Managers of the Combined Fund	Primary Role	Since	Title and Recent Biography

Richard Turnill	Jointly and primarily	2005	Managing Director of
	responsible for the day-to-day		BlackRock, Inc. since 2006
	management of Master		and Head of BlackRock’s
	Acquiring Portfolio’s portfolio,		Global Equity team; Managing
	including setting Master		Director of Merrill Lynch
	Acquiring Portfolio’s overall		Investment Managers, L.P.
	investment strategy and		from 1999 to 2006.
overseeing the management
of Master Acquiring Portfolio.

James Bristow	Jointly and primarily	2007	Managing Director of
	responsible for the day-to-day		BlackRock, Inc. since 2010;
	management of Master		Director of BlackRock, Inc.
	Acquiring Portfolio’s portfolio,		from 2006 to 2009; Portfolio
	including setting Master		Manager of JP Morgan Asset
	Acquiring Portfolio’s overall		Management from 2003 to
	investment strategy and		2006.
overseeing the management
of Master Acquiring Portfolio.

Gareth Williams	Jointly and primarily	2011	Vice President of BlackRock,
	responsible for the day-to-day		Inc. since 2010; Associate at
	management of Master		BlackRock, Inc. from 2008 to
	Acquiring Portfolio’s portfolio,		2010; Analyst with
	including setting Master		BlackRock, Inc. from 2006 to
	Acquiring Portfolio’s overall		2008; Analyst with Merrill
	investment strategy and		Lynch Investment Managers,
	overseeing the management		L.P. from 2005 to 2006.
of Master Acquiring Portfolio.

     The Acquiring Fund’s Statement of Additional Information provides additional information about the compensation of the portfolio managers, other accounts managed by such managers and such managers’ ownership of securities in the Acquiring Fund and other funds managed by BlackRock Advisors.

Investment Advisory and Management Agreements

     The Trust, on behalf of the Target Fund, has entered into a management agreement with BlackRock Advisors (the “Target Fund Management Agreement”), and Master Acquiring LLC, on behalf of the Master Acquiring Portfolio (though which the Acquiring Fund invests) has also entered into a management agreement with BlackRock Advisors (the “Acquiring Fund Management Agreement,” and together with the Target Fund Management Agreement, the “Management Agreements”) pursuant to which BlackRock Advisors receives for its services to each Fund a management fee at the following annual rates that decrease as the total assets of the relevant Fund increase above the following levels:

International Value Fund (Target Fund)		International Fund (Acquiring Fund)		International Pro Forma Combined Fund
First $2 billion	0.75%	First $500 million	0.75%	First $500 million	0.75%
$2 billion – $4 billion	0.70%	Greater than $500 million	0.70%	Greater than $500 million	0.70%
Greater than $4 billion	0.65%

     BlackRock has agreed to contractually waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses until March 1, 2014 to the amounts noted in the table below.

Total Annual Fund
Operating Expenses* After
giving effect to all applicable
contractual fee waivers and/or
expense reimbursements
(excluding Dividend Expense,
Interest Expense, Acquired
Fund Fees and Expenses and
certain other Fund expenses)**

Combined Fund***
Investor A	1.38%
Investor B	2.44%
Investor C	2.42%
Institutional	1.00%
Class R	1.70%

*	As a percentage of average daily net assets.

**	Includes expenses net of contractual fee waivers and waivers that may be imposed upon Shares as a result of an equal reduction of fund-level fees for all classes.

***	Assumes the Reorganization had taken place on October 31, 2010.

     The agreement may be terminated upon 90 days’ notice of a majority of the non-interested Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

     The Management Agreement with respect to the Acquiring Fund will remain in place following the Reorganization and the management fee rate of the Combined Fund under the Management Agreement will be identical to the current management fee rate applicable to the Acquiring Fund.

     A discussion of the approval of the Board or the Board of Directors of the Acquiring Fund, as applicable, of the Management Agreement with BlackRock Advisors on behalf of each Fund is included in the Fund’s annual report for the fiscal period ended on the date indicated in the following chart:

Fund	Report for Fiscal Period
International Fund (Acquiring Fund)	10/31/10
International Value Fund (Target Fund)	6/30/10

     BlackRock Advisors will manage the Combined Fund as investment manager, pursuant to the Acquiring Fund Management Agreement, the principal terms of which are described below.

     Terms of the Management Agreements. The Management Agreements generally provide that, subject to the oversight of the Board or the Board of Directors of the Acquiring Fund, as applicable, BlackRock Advisors will (a) act as investment adviser for and supervise and manage the investment and reinvestment of the Funds’ assets, (b) supervise continuously the investment of the Funds, (c) arrange for the purchase and sale of securities and other assets held in the investment portfolio of the Funds; and (d) provide investment research to the Funds. BlackRock Advisors will provide the services in accordance with the Funds’ respective investment objectives, policies and restrictions as stated in their registration statements and the resolutions of the Board.

     Under the Management Agreements, BlackRock Advisors will comply with (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940 and all applicable rules and regulations of the SEC, (ii) any other applicable provision of law and (iii) the provisions of the Funds’ organizational documents as such are amended from time to time. BlackRock Advisors will place orders either directly with the issuer or with any broker or dealer and will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, BlackRock Advisors will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency.

     The Management Agreements provide that BlackRock Advisors may, to the extent permitted by applicable law, appoint one or more sub-advisers, including affiliates of BlackRock Advisors, to perform investment advisory services with respect to the Funds.

     Under the Management Agreements, BlackRock Advisors is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Management Agreements. Under the Management Agreements, BlackRock Advisors is liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Management Agreements are terminable as to the Funds by vote of the Board or by the holders of a majority of the outstanding voting securities of the Funds, at any time without penalty, on 60 days’ written notice to BlackRock Advisors. BlackRock Advisors may also terminate its advisory relationship with respect to a Fund on 60 days’ written notice to such Fund. Finally, BlackRock Advisors is liable for the acts and omissions of any sub-adviser as it is for its own acts and omissions.

     BlackRock Advisors has a sub-advisory agreement with BlackRock International Limited, an affiliate of BlackRock Advisors, with respect to both the Target Fund and the Master Acquiring Portfolio under which BlackRock Advisors pays a fee for services it receives equal to a percentage of the advisory fee BlackRock Advisors receives under the applicable management agreement. BlackRock International Limited is responsible for the day-to-day management of both the Target Fund’s and the Master Acquiring Portfolio’s portfolio and is expected to continue to act as the sub-adviser to the Combined Fund.

Administration Agreement

     BlackRock Advisors serves as the Corporation’s and the Acquiring Fund’s administrator pursuant to an administration agreement (the “Administration Agreement”). Under the Administration Agreement, the Corporation pays to BlackRock Advisors for all services rendered by the administrator a fee, computed daily and payable monthly, at an aggregate annual rate of 0.25% of the Fund’s average daily net assets. The Target Fund does not have an administrator, although BlackRock Advisors provides certain administrative services to the Target Fund pursuant to its management agreement. The Administration Agreement will remain in place following the closing of the Reorganization with respect to the Combined Fund.

Other Service Providers

	International Value Fund (Target Fund)	International Fund (Acquiring Fund)

Accounting Services	State Street Bank and	State Street Bank and
Provider	Trust Company	Trust Company
	600 College Road East	600 College Road East
	Princeton, New Jersey 08540	Princeton, New Jersey 08540

Custodian	Brown Brothers Harriman & Co.	Brown Brothers Harriman & Co.
	40 Water Street	40 Water Street
	Boston, Massachusetts 02109	Boston, Massachusetts 02109

Transfer Agent	BNYM	BNYM
	301 Bellevue Parkway	301 Bellevue Parkway
	Wilmington, DE 19809	Wilmington, DE 19809

Independent Registered	Deloitte & Touche LLP	Deloitte & Touche LLP
Public Accounting Firm	750 College Road East	750 College Road East
	Princeton, New Jersey 08540	Princeton, New Jersey 08540

Legal Counsel	Willkie Farr & Gallagher LLP	Sidley Austin LLP
	787 Seventh Avenue	787 Seventh Avenue
	New York, NY 10019	New York, New York 10019

     Combined Fund. Following the closing of the Reorganization, the Acquiring Fund’s current service providers will serve the Combined Fund.

Distributor; Distribution and Service Fees

     BlackRock Investments, LLC (“BRIL”), 40 East 52nd Street, New York, New York 10022, an affiliate of BlackRock Advisors, acts as each Fund’s distributor and will act as distributor for the Combined Fund following the closing of the Reorganization.

     The share classes of each Fund are subject to annual service and/or distribution fees at the following rates, expressed as a percentage of a Fund’s average daily net assets attributable to the share class:

	International Value Fund (Target Fund)		International Fund (Acquiring Fund)
Share Class	Annual Service Fee Rate	Annual Distribution Fee Rate	Annual Service Fee Rate	Annual Distribution Fee Rate
Investor A	0.25%	None	0.25%	None
Investor B	0.25%	0.75%	0.25%	0.75%
Investor C	0.25%	0.75%	0.25%	0.75%
Institutional	None	None	None	None
Class R	0.25%	0.25%	0.25%	0.25%

     Combined Fund. Following the closing of the Reorganization, the Acquiring Fund’s distribution and service fees will be applied to investors.

Dividends and Distributions

     Each Fund distributes net investment income, if any, and net realized capital gain, if any, at least annually. The Funds may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Following the closing of the Reorganization, the Acquiring Fund’s dividends and distributions policy will be continued by the Combined Fund.

Purchase, Exchange, Redemption and Valuation of Shares

     Shareholders should refer to the Acquiring Fund Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) for the specific procedures applicable to purchases,

exchanges and redemptions of shares. The following discussion describes the policies and procedures related to the purchase, exchange, redemption and valuation of shares of the Acquiring Fund, which policies and procedures will be the same for the Combined Fund following the closing of the Reorganization except as noted below.

     Purchasing Shares. The Acquiring Fund offers its shares to the public on a continuous basis. Investor A, Investor C and Institutional shares may be purchased through orders placed with its distributor, BRIL, or the shareholders’ intermediaries. Class R shares of the Acquiring Fund are currently not available for purchase, but will be available for purchase upon the closing of the Reorganization. Class R shares are available only to certain retirement plans and other similar plans. Investor B shares are offered on a very limited basis. Investor B shares are currently available for purchase only through exchanges and dividend reinvestments by current holders of Investor B shares and for purchase by certain qualified employee benefit plans. Only certain investors are eligible to buy Institutional shares. Shares of the Acquiring Fund may be purchased at Net Asset Value (“NAV”), plus any applicable sales charge, through written or telephone instructions. NAV is computed as of the close of trading on the New York Stock Exchange (“NYSE”) on any day the NYSE is open for trading. Orders to purchase shares must be placed before the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern time. Orders made after the close of trading will be priced based on the next calculation of NAV per share.

     Exchanging Shares. Acquiring Fund shareholders have the right to exchange their shares for shares of the same class of another fund in the BlackRock Advisors mutual fund complex, provided that the share class and fund is available and open to new investors, except as noted below. There is a minimum required amount for exchanges of Acquiring Fund Investor A, Investor B or Investor C shares of $1,000 and none for Institutional shares. Shares are exchanged at NAV.

     Shareholders that receive Class R shares in the Reorganization will not have an exchange privilege. Shareholders of the Combined Fund (other than holders of Class R shares) will have an exchange privilege into the same or similarly designated shares of other funds in the complex of funds advised by BlackRock Advisors or its affiliates.

     Redeeming Shares. The Acquiring Fund does not charge a redemption fee. Institutional shares are redeemed at NAV, while Investor A, Investor B and Investor C shares are redeemed at NAV, adjusted for any applicable deferred sales charges. Investor A shares do not have a CDSC, except there is a CDSC of 1.00% for redemption of an investment of $1 million or more and the redemption is made within 18 months after the investment. Investor B shares have a CDSC of 4.50% for redemption of an investment within one year, and the CDSC for Investor B shares decreases for redemptions made in subsequent years, with no CDSC after six years. Investor C shares have a CDSC of 1.00% for redemption of an investment within 12 months after the investment. Investor A, Investor C and Institutional shares may be redeemed through orders placed with its distributor, BRIL, or the shareholders’ intermediaries. NAV of the Acquiring Fund is computed as of the close of trading on the NYSE on any day the NYSE is open for trading, through written or telephone instructions. The order must be placed before the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern time. Orders made after the close of trading will be priced based on the next calculation of NAV per share.

     Comparison of Valuation Policies. The valuation policies of the Funds are identical. Each Fund uses current market quotations to value its portfolio securities, if such quotations are readily available and reflect the fair value of the security. In the absence of current market quotations, or if current market quotations are available but, in the judgment of the Fund’s adviser, do not reflect the fair value of a security, each Fund uses fair valuation policies to determine the value of a security. The Board of each Fund has designated a separate pricing/valuation committee with the responsibility for day-to-day determinations of fair value. Each Fund’s policies also provide for the use of independent pricing services to assist in the determination of fair value.

     Combined Fund. The Combined Fund’s valuation policies will be those of the Acquiring Fund, which are identical to those of the Target Fund.

Payments to Broker/Dealers and Other Financial Intermediaries

     If you purchase shares of a Fund through a broker-dealer or other financial intermediary, the Fund and BRIL, or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

Disclosure of Portfolio Holdings

     For a discussion of the Acquiring Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Acquiring Fund’s Statement of Additional Information. The Fund makes its top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

Market Timing Trading Policies and Procedures

     The Funds have identical market timing policies. See the Acquiring Fund’s Prospectus — “Account Information — Short-Term Trading Policy.”

FINANCIAL HIGHLIGHTS

     The financial highlights tables for the existing share classes of the Acquiring Fund that are contained in the Acquiring Fund Prospectus, a copy of which accompanies this Combined Prospectus/Proxy Statement, have been derived from the financial statements audited by Deloitte & Touche LLP. Class R Shares had not yet commenced operations as of the date of the Acquiring Fund Prospectus; therefore, financial performance information for Class R Shares is not included therein. Financial highlights tables from the share classes of the Target Fund may be found in the Target Fund’s Prospectus and Annual Report and Semi-Annual Report, which are available without charge by calling (800) 441-7762.

INFORMATION ABOUT THE REORGANIZATION

     The following summary of the Reorganization Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Reorganization Agreement, a copy of which is attached as Appendix II and is incorporated herein by reference.

General

     Under the Reorganization Agreement, the Target Fund will transfer its assets to the Acquiring Fund in exchange for certain stated liabilities of the Target Fund and shares of the Acquiring Fund. The form of Reorganization Agreement is attached as Appendix II — “Form of Agreement and Plan of Reorganization.” The shares of the Acquiring Fund issued to the Target Fund will have an aggregate NAV equal to the aggregate NAV of the Target Fund’s shares outstanding as of the close of trading on the NYSE on the business day immediately prior to the Closing Date (as defined in Appendix II) of the Reorganization (the “Valuation Time”). Upon receipt by the Target Fund of the shares of the Acquiring Fund, the Target Fund will distribute the shares to its shareholders, and thereafter the Target Fund will be terminated and de-registered as an investment company. Immediately following the closing of the Reorganization, the Acquiring Fund will contribute the portfolio securities and assets of the Target Fund to the Master Acquiring Portfolio in exchange for a corresponding interest in the Master Acquiring Portfolio.

     The distribution of Acquiring Fund shares to the Target Fund’s shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the Target Fund’s shareholders and transferring to those shareholder accounts the shares of the Acquiring Fund. Such newly-opened accounts on the books of the Acquiring Fund will represent the respective pro rata number of shares that the Target Fund is to receive under the terms of the Reorganization Agreement. See “Terms of the Reorganization Agreement” below.

     As a result of a Reorganization, the Target Fund’s shareholders will own the same class of shares of the Combined Fund, as indicated in the table below. A Target Fund shareholder will receive shares of the Combined Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund that the shareholder owned immediately prior to the Reorganization.

International Value Fund (Target Fund) Shares	Combined Fund Shares
Investor A	Investor A
Investor B	Investor B
Investor C	Investor C
Institutional	Institutional
Class R	Class R

     No sales charge or fee of any kind will be assessed to the Target Fund’s shareholders in connection with their receipt of shares of the Combined Fund in the Reorganization.

Terms of the Reorganization Agreement

     Pursuant to the Reorganization Agreement, the Acquiring Fund will acquire the assets of the Target Fund on the Closing Date in consideration for the assumption of certain stated liabilities of the Target Fund and shares of the Acquiring Fund.

     On the Closing Date, the Target Fund will transfer to the Acquiring Fund its assets in exchange solely for the shares of the Acquiring Fund that are equal in value to the value of the net assets of the Target Fund transferred to the Acquiring Fund as of the Closing Date, as determined in accordance with the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the Funds, and the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with each Reorganization, the Target Fund will distribute on or before the Closing Date all of its undistributed net investment income and net capital gains as of such date.

     The Target Fund expects to distribute the shares of the Acquiring Fund to the shareholders of the Target Fund promptly after the Closing Date. Upon distribution of such shares, all outstanding shares of the Target Fund will be redeemed in accordance with applicable state law and the charter of the Target Fund. Thereafter, the Target Fund will be terminated and de-registered as an investment company.

     Each Fund has made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

     Unless waived in accordance with the Reorganization Agreement, the obligations of the Acquiring Fund and Target Fund, respectively, are conditioned upon, among other things:

  the approval of the Reorganization by the Target Fund’s shareholders;

  the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

  the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

  the truth in all material respects as of the Closing Date of the representations and warranties of the Funds and performance and compliance in all material respects with the Funds’ agreements, obligations and covenants required by the Reorganization Agreement;

  the effectiveness under applicable law of the registration statement of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933 pertaining thereto;

  the declaration of a dividend by the Target Fund to distribute all of its undistributed net investment income and net capital gains; and

  the receipt of opinions of counsel relating to, among other things, the tax-free nature of the Reorganization for U.S. federal income tax purposes.

     The Reorganization Agreement may be terminated or amended by the mutual consent of the Funds, either before or after approval thereof by the shareholders of the Target Fund.

     The Board, including the Independent Board Members, recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of the Target Fund (as described more fully in “Reasons for the Reorganizations” below) and that the interests of existing shareholders of the Target Fund will not be diluted as a result of consummation of the proposed Reorganization.

Reasons for the Reorganizations

     The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

  that shareholders of the Target Fund will remain invested in a diversified, open-end fund that has greater net assets.

  that BlackRock Advisors recommends that the Combined Fund pursue the objectives and strategies of the Acquiring Fund.

  that while the Target Fund is larger than the Acquiring Fund, the Target Fund has experienced net outflows since 2007 and BlackRock Advisors believes that the Combined Fund pursuing the investment objective and using the investment strategies of the Acquiring Fund has a greater potential to allow the Combined Fund to grow over time and obtain additional assets, thereby offering the potential to over time (i) achieve greater operating efficiencies from a larger net asset size and (ii) experience greater reduced expense ratios by sharing certain fixed costs over a larger asset base, than if the two funds were not combined.

  that, assuming the Reorganization had occurred on October 31, 2010, the Combined Fund would have (i) total annual fund operating expenses for each of its share classes that are expected to be higher than those of the corresponding share classes of the Target Fund prior to the Reorganization, as of June 30, 2010, and (ii) net annual fund operating expenses for each of its share classes that are expected to be the same as or lower than those of the corresponding share classes of the Target Fund prior to the Reorganization, as of June 30, 2010, except for Institutional shares, after taking into account applicable contractual fee waivers and/or expense reimbursements that BlackRock Advisors has agreed to implement with respect to all share classes for a certain amount of time following the closing of the Reorganization. If the Reorganization is completed, BlackRock Advisors has agreed to implement contractual fee waivers and/or expense reimbursements with respect to Investor A, Investor B, Investor C, Institutional and Class R shares until March 1, 2014. The contractual fee waivers and/or expense reimbursements referenced above do not apply to the following expenses: Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.

  that the effective management fee rates for the Master Acquiring Portfolio are expected to be lower than the effective management fee rates of each Fund (based on average net assets for the twelve months ended as of 6/30/10 for the Target Fund and 10/31/10 for the Acquiring Fund). Depending on asset levels, the Master Acquiring Portfolio’s contractual management fee rates may be higher or lower than the contractual management fee rates for the Target Fund.

  that, if the Reorganization is completed, BlackRock Advisors has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit the Combined Fund’s Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.38% (for Investor A Shares), 2.44% (for Investor B Shares), 2.42% (for Investor C Shares), 1.00% (for Institutional Shares) and 1.70% (for Class R Shares) of average daily net assets until March 1, 2014.

  that the same portfolio management team (as described above under “Comparison of the Funds — Management of the Funds) that currently manages the Acquiring Fund is expected to manage the Combined Fund following the closing of the Reorganization.

  the relative performance histories of each Fund. See “Comparison of the Funds — Performance Information.”

  that the Target Fund will not pay any sales charges in connection with the Reorganization. Shareholders of a Target Fund will receive shares of the Acquiring Fund, as indicated above in “Information about the Reorganization — General.”

  that there is expected to be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, and the Reorganization is expected to be a tax-free transaction. In addition, prior to the Reorganization, the Target Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

  that the aggregate net asset value of the shares that shareholders of the Target Fund will receive in the Reorganization is expected to equal the aggregate net asset value of the shares that shareholders of the Target Fund own immediately prior to the Reorganization, and that the interests of the shareholders of the Target Fund will not be diluted as a result of the Reorganization.

  that BlackRock Advisors or its affiliates will bear $325,150 of the expenses associated with the Reorganization, and the Acquiring Fund will bear the remaining $130,800 of the expenses associated with the Reorganization, regardless of whether the Reorganization is approved by shareholders.

  the fact that each Fund invests primarily in stocks of companies located outside the United States. The Board considered the fact that certain strategies of the Target Fund and the Acquiring Fund are substantially similar and compatible, while others are different. The Board considered the principal differences in investment strategies between the Target Fund and the Acquiring Fund. See “Summary — Investment Objectives and Principal Investment Strategies.” The Board also considered the fact that the risk profiles of each Fund are similar.

     For these and other reasons, the Board, including the Independent Board Members, concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interests of the Target Fund and the interests of the Target Fund’s existing shareholders will not be diluted as a result of the Reorganization. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

     If the Reorganization is not approved by shareholders of the Target Fund, the Board will consider other alternatives.

Material U.S. Federal Income Tax Consequences of the Reorganization

     The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Target Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders should consult their own tax advisers as to the U.S. federal income tax consequences of a Reorganization, as well as the effects of state, local and non-U.S. tax laws.

     It is a condition to the closing of the Reorganization that each Fund receive an opinion from Willkie Farr & Gallagher LLP, special tax counsel to each Fund, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As a “reorganization” within the meaning of Section 368(a) of the Code, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

  No gain or loss will be recognized by the Target Fund or by the Acquiring Fund upon the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund solely in exchange for the shares of the Acquiring Fund and the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund except for (A) any gain or loss that may be recognized on “Section 1256 contracts” as defined in Section 1256(b) of the Code as a result of the closing of the tax year of the Target Fund, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized as a result of the closing of the tax year of the Target Fund.

  No gain or loss will be recognized by a shareholder of the Target Fund who exchanges all of his, her or its shares of the Target Fund solely for the shares of the Acquiring Fund pursuant to the Reorganization.

  The tax basis of the shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization (including any fractional share) will be the same as the tax basis of the shares of the Target Fund surrendered in exchange therefor.

  The holding period of the shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization (including any fractional share) will include the holding period of the shares of the Target Fund surrendered in exchange therefor.

  The Acquiring Fund’s tax basis in assets of the Target Fund received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization increased by the amount of gain or decreased by the amount of loss, if any, recognized by the Target Fund upon the transfer, and the Acquiring Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by the Target Fund except for any assets which may be marked to market for federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

  The contribution of the Assets by the Acquiring Fund to the Master Acquiring Portfolio will have no tax consequences to the Target Fund or the Acquiring Fund.

     The opinion of Willkie Farr & Gallagher LLP relating to the Reorganization will be based on U.S. federal income tax law in effect on the Closing Date. In rendering the opinion, Willkie Farr & Gallagher LLP will also rely upon certain representations of the management of the Acquiring Fund and the Target Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. The opinion will not express an opinion as to the tax effects to the Target Fund or the Acquiring Fund from the marking to market of certain categories of assets as of the closing of the taxable year of the Target Fund at the time of the Reorganization or as a result of the transfer of certain types of assets. An opinion of counsel is not binding on the IRS or any court.

     The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Target Fund and its shareholders.

     Prior to the Closing Date, the Target Fund will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net realized capital gains, if any, through the Closing Date (after reduction for any capital loss carryforward).

     The portfolio managers of the Acquiring Fund anticipate requesting the disposition of approximately 80% of the assets of the Target Fund in preparation for the Reorganization. A portion of the portfolio assets of the Target Fund may be required to be marked to market as a result of the termination of the Target Fund’s taxable year or as a result of the transfer of certain assets in the Reorganization. The tax impact of any such sales (or deemed sales) will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to the Target Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or on the date of the Reorganization, and such distributions will be taxable to shareholders of the Target Fund. As BlackRock cannot predict at this time the exact assets that may be sold, the amount of such assets that may be sold, or the price at which such assets may be sold, it is not possible for BlackRock to currently predict the amount of any distributions of capital gains that you may receive as a result of the Reorganization. Nonetheless, based on the net capital loss positions of the Target Fund as of April 29, 2011, including any available capital loss carryforwards, it is not expected that the anticipated sale of assets in preparation for, or as a result of, the Reorganization, will result in any material amounts of capital gains to be distributed to shareholders of the Target Fund.

     A portion of the Acquiring Fund’s capital loss carryforwards will not be carried over to the Combined Fund. Shareholders of both the Acquiring Fund and the Target Fund will experience dilution of their capital loss carryforwards following the Reorganization. As a result, it is possible that shareholders of the Acquiring Fund and the Target Fund will receive taxable distributions of capital gains earlier than they would have in the absence of the Reorganization. For five years beginning after the Closing Date of the Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to one Fund (if any) with the capital loss carryforwards attributable to the other Fund.

     Shareholders of the Target Fund may redeem their shares at any time prior to the closing of the Reorganization. Generally, these are taxable transactions. Shareholders must consult with their own tax advisers regarding potential transactions.

Expenses of the Reorganization

     The Acquiring Fund’s portion of the costs associated with the Reorganization will be paid by the Acquiring Fund. BlackRock Advisors or its affiliates will pay the Target Fund’s portion of the expenses incurred in connection with the Reorganization. The estimated expenses of the Reorganization are $130,800 for the Acquiring Fund and $325,150 for the Target Fund. The foregoing estimated expenses for the Acquiring Fund and the Target Fund will be borne (to the extent incurred) by the Acquiring Fund and BlackRock Advisors or its affiliates, respectively, regardless of whether the

Reorganization is consummated. BlackRock Advisors follows a formula for determining how to allocate Reorganization costs. Each Fund is allocated all of the Reorganization costs attributable to such Fund. In addition, Reorganization costs common to more than one Fund will be allocated across the Funds based upon relative net assets or other appropriate methods. If BlackRock Advisors expects that a Fund will not recover that portion of the Reorganization costs allocated to it within one year as a result of expense savings directly related to the Reorganization, that portion of the costs will be borne by BlackRock Advisors or its affiliates. The Board of each Fund believes that this methodology is reasonable and equitable to the Funds and that the resulting costs to be borne by each Fund, if any, are reasonable.

     The Reorganization expenses include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Boards, attending the Board meetings and preparing the minutes of the Board meetings, obtaining an opinion of counsel as to certain tax matters, the preparation of the Reorganization Agreement and the N-14 Registration Statement, fees of the Commission and any state securities commission, transfer agency fees, auditing fees associated with each Fund’s financial statements, portfolio transfer taxes (if any), expenses relating to preparing, printing and mailing the Combined Prospectus/Proxy Statement and any other proxy materials to be used in connection with the meeting of shareholders to consider the Reorganization, expenses incurred in connection with the solicitation of proxies to be voted at that meeting, and any other legal and auditing fees in connection with the foregoing.

     The portfolio managers of the Acquiring Fund anticipate disposing of, or requesting the disposition of, approximately 80% of the assets of the Target Fund in preparation for, or as a result of, the Reorganization. Consequently, brokerage commissions and other transaction costs in restructuring the portfolio holdings of the Combined Fund are anticipated to be incurred in connection with the Reorganization. If such dispositions occur prior to the Reorganization, the related brokerage commissions and other transaction costs will be borne by the Target Fund. If such dispositions occur after the Reorganization, the related brokerage commissions and other transaction costs will be borne by the Combined Fund. The brokerage commissions and other transaction costs associated with such dispositions and the subsequent purchase of other securities with the resulting proceeds are expected to be approximately $1.57 million. The portfolio managers will evaluate the portfolio of the Combined Fund on a continuing basis and the percentage of assets of the Target Fund that the portfolio managers of the Acquiring Fund anticipate disposing of or requesting the disposition of in preparation for, or as a result of, the Reorganization is subject to change.

Continuation of Shareholder Accounts and Plans; Share Certificates

     Upon consummation of the Reorganization, the Acquiring Fund will establish a position for the Target Fund shareholder on the books of the Acquiring Fund containing the appropriate number of shares of the Acquiring Fund to be received in the Reorganization. If you currently hold certificates representing your shares of the Target Fund, it is not necessary to surrender such certificates. No certificates for shares of the Acquiring Fund will be issued in connection with the Reorganization.

Legal Matters

     Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed on by Willkie Farr & Gallagher LLP, special tax counsel to the Acquiring Fund. Certain matters concerning the issuance of shares of the Acquiring Fund have been passed on by Miles & Stockbridge, P.C., which serves as Maryland counsel to the Corporation.

OTHER INFORMATION

Capitalization

     The following table sets forth as of October 31, 2010: (i) the unaudited capitalization of the Target Fund; (ii) the unaudited capitalization of the Acquiring Fund; and (iii) the unaudited pro forma combined capitalization of the Combined Fund assuming the Reorganization has been completed. The capitalizations are likely to be different when the Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

Fund	Total Net Assets	Net Asset Value Per Share	Shares Outstanding
International Fund (Acquiring Fund)
Investor A	$37,034,532	$12.66	2,926,117
Investor B	$11,898,336	$11.84	1,005,069
Investor C	$13,635,909	$12.00	1,136,142
Institutional	$2,645,253	$12.86	205,656

Fund	Total Net Assets	Net Asset Value Per Share	Shares Outstanding
International Value Fund (Target Fund)
Investor A	$229,681,991	$21.28	10,794,965
Investor B	$27,524,959	$20.63	1,334,475
Investor C	$168,618,453	$20.28	8,314,580
Institutional	$471,682,111	$21.46	21,975,056
Class R(1)	$49,459,598	$20.97	2,358,810

Fund	Total Net Assets(2)	Net Asset Value Per Share	Shares Outstanding(3)
Pro Forma Adjustments
Investor A	$(578,405)		7,348,888
Investor B	$(23,864)		995,269
Investor C	$(27,350)		5,762,919
Institutional	$(2,785,482)		14,553,135
Class R	—		1,556,871

Fund	Total Net Assets	Net Asset Value Per Share	Shares Outstanding
International Pro Forma Combined Fund(4)
Investor A	$266,138,118	$12.63	21,069,970
Investor B	$39,399,431	$11.81	3,334,813
Investor C	$182,227,012	$11.98	15,213,641
Institutional	$471,541,882	$12.84	36,733,847
Class R	$49,459,598	$12.63	3,915,681

(1)	International Fund does not currently offer Class R Shares.

(2)

Reflects the distribution of undistributed net investment income of $3,284,301 attributable to the International Value Fund and the charge for estimated reorganization expenses of $130,800 attributable to the International Fund.

(3)	Adjustments are due to differences in net asset value per share.

(4)	Assumes the Reorganization had taken place on October 31, 2010.

Shareholder Information

     As of the Record Date, there were approximately 42,853,563 shares of the Target Fund outstanding. As of such date, the Board members and officers of the Trust as a group owned less than 1% of the shares of the Target Fund. As of such date, no person was known by the Target Fund to own beneficially or of record 5% or more of any class of shares of the Target Fund except as follows:

Name	Address	% of Class	Class	% of Fund	% of Combined Fund Post Closing
**Merrill Lynch Pierce Fenner	4800 Deer Lake Drive East	92.27%	Investor A Shares	23.34%	13.11%
& Smith Incorporated	Jacksonville, FL 32246-6484

**Merrill Lynch Pierce Fenner	4800 Deer Lake Drive East	95.69%	Investor B Shares	2.26%	1.27%
& Smith Incorporated	Jacksonville, FL 32246-6484

**Merrill Lynch Pierce Fenner	4800 Deer Lake Drive East	95.02%	Investor C Shares	17.42%	9.78%
& Smith Incorporated	Jacksonville, FL 32246-6484

**Merrill Lynch Pierce Fenner	4800 Deer Lake Drive East	53.83%	Institutional Shares	26.59%	14.93%
& Smith Incorporated	Jacksonville, FL 32246-6484

**Hickory Point Bank Tr Archer	PO Box 2548	9.95%	Institutional Shares	4.92%	2.76%
Daniels Midland ESOP Plan	Decatur, IL 62525-2548

**MAC & Co	525 William Penn Place	7.91%	Institutional Shares	3.91%	2.19%
	PO Box 3198
	Pittsburgh, PA 15230-3198

**Charles Schwab & Co Inc	101 Montgomery St.	6.49%	Institutional Shares	3.20%	1.80%
	San Francisco, CA 94104-4122

**Merrill Lynch Pierce Fenner	4800 Deer Lake Drive East	92.86%	Class R Shares	4.28%	2.40%
& Smith Incorporated	Jacksonville, FL 32246-6484

**	Record holder that does not beneficially hold the shares.

     As of the Record Date, there were approximately 5,399,888 shares of the Acquiring Fund outstanding. As of such date, the members of the Board of Directors and officers of the Corporation as a group owned less than 1% of the shares of the Acquiring Fund. As of such date, no person was known by the Acquiring Fund to own beneficially or of record 5% or more of any class of shares of the Acquiring Fund except as follows:

Name	Address	% of Class	Class	% of Fund	% of Combined Fund Post Closing
**Merrill Lynch Pierce Fenner	4800 Deer Lake Drive East	85.08%	Investor A Shares	48.55%	3.43%
& Smith Incorporated	Jacksonville, FL 32246-6484

**Merrill Lynch Pierce Fenner	4800 Deer Lake Drive East	97.55%	Investor B Shares	13.98%	0.99%
& Smith Incorporated	Jacksonville, FL 32246-6484

**Merrill Lynch Pierce Fenner	4800 Deer Lake Drive East	79.92%	Investor C Shares	16.90%	1.20%
& Smith Incorporated	Jacksonville, FL 32246-6484

**Merrill Lynch Pierce Fenner	4800 Deer Lake Drive East	83.90%	Institutional Shares	6.26%	0.44%
& Smith Incorporated	Jacksonville, FL 32246-6484

**	Record holder that does not beneficially hold the shares.

Shareholder Rights and Obligations

     The Target Fund is a series of BlackRock International Value Trust, a business trust organized under the laws of the Commonwealth of Massachusetts. Under the Trust’s organizational documents, the Target Fund is authorized to issue an unlimited number of shares of beneficial interest, with no par value. The Acquiring Fund is a series of BlackRock Series, Inc., a corporation organized under the laws of Maryland. Under the Corporation’s organizational documents, the Acquiring Fund is authorized to issue 500,000,000 shares, with a par value of $0.0001 per share.

     With respect to each Fund, shares of the same class within such Fund have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. Each Fund and class of shares within such Fund bears its own expenses and has exclusive voting rights with respect to matters relating to the class’ distribution expenditures.

     There are no preemptive rights in connection with shares of the Target Fund or the Acquiring Fund. When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of the Acquiring Fund, issued in the connection with the Reorganization), all shares are fully paid and non-assessable.

Comparison of Maryland Corporations and Massachusetts Business Trusts

     The following description is based on relevant provisions of the Maryland General Corporation Law and applicable Massachusetts law and a Fund’s operative documents. This summary does not purport to be complete and we refer you to the Maryland General Corporation Law and applicable Massachusetts law and each Fund’s operative documents.

In General

     A management investment company organized as a Massachusetts business trust, such as the International Value Trust, of which the Target Fund is a series, is governed by the trust’s declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust has become a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Maryland, or newer statutory trust laws, such as those of Delaware, provide.

     A management investment company organized as a Maryland corporation, such as BlackRock Series, Inc., on the other hand, is governed both by the Maryland General Corporation Law (the “MGCL”) and the Maryland corporation’s charter and bylaws. For a Maryland corporation, unlike a Massachusetts trust, the MGCL prescribes many aspects of corporate governance.

     Shareholders of a Maryland corporation generally are shielded from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts business trust, on the other hand, are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, a fund’s declaration of trust typically provides that a shareholder will not be liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The Declaration of Trust for the Trust (“Declaration”) contains such provisions.

     Similarly, the trustees of a Massachusetts business trust are not afforded the protection from personal liability for the obligations of the trust by form of organization. The directors of a Maryland corporation, on the other hand, generally are shielded from personal liability for the corporation’s acts or obligations under the corporate form of organization. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The Declaration contains such provisions.

Maryland Corporations

     A Maryland corporation is governed by the MGCL, its charter and bylaws. Some of the key provisions of the MGCL are summarized below.

Shareholder Voting

     Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the charter of the corporation, there may be various exceptions to these votes. Shareholders of Maryland corporations are generally entitled to one vote per share and fractional votes for fractional shares held. The charter of the Acquiring Fund contains such provisions.

Election and Removal of Directors

     Shareholders of a Maryland corporation generally are entitled to elect and remove directors. Shareholders of the Acquiring Fund may elect directors at any annual meeting or a special meeting in lieu thereof. Provided the charter or bylaws so provides, the MGCL does not require a corporation registered as an open-end investment company to hold an annual meeting in any year in which the election of directors is not required by the 1940 Act. The Acquiring Fund’s bylaws contain such a provision. Shareholders may, in accordance with the terms of the charter and bylaws of the Acquiring Fund, cause a meeting of shareholders to be held for the purpose of voting on the removal of Directors. Also, the Acquiring Fund will be required to call a special meeting of shareholders in accordance with the requirements of the 1940 Act to seek approval of new management and advisory arrangements, of a material increase in service or distribution fees or of a change in fundamental policies, objectives or restrictions.

Amendments to the Charter

     Under the MGCL, shareholders of corporations are entitled to vote on amendments to the charter. However, the board of directors of a Maryland corporation is authorized, without a vote of the shareholders, to amend the charter to change the name of the corporation, to change the name or other designation of any class or series of stock and to change the par value of any class or series of stock. Under the MGCL, generally a change in the name or other designation of a class or series of stock, however, may not change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, or terms or conditions of redemption. The board of directors of a Maryland corporation may, however, if permitted by the charter, without a vote of the shareholders, classify or reclassify any unissued stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption. The charter of the Acquiring Fund permits the Board of the Acquiring Fund to do so. The MGCL permits the board of directors of an open-end investment company to supplement the charter without a vote of the shareholders to increase the aggregate number of authorized shares or the number of shares in any class or series, unless prohibited by the charter. The Acquiring Fund’s charter does not prohibit the Acquiring Fund’s Board from doing so.

Issuance of Shares

     The board of directors of a Maryland corporation has the power to authorize the issuance of stock and, prior to issuance of shares of each class or series, the board of directors of a Maryland corporation is required by Maryland law to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.

Shareholder, Director and Officer Liability

     Under Maryland law, shareholders generally are not personally liable for debts or obligations of a corporation. Maryland law provides that a director who has met his or her statutory standard of conduct has no liability for reason of being or having been a director. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Derivative Actions

     Under Maryland law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

Massachusetts Business Trusts

     The Target Fund is governed by the Restated Declaration of Trust (the “Declaration”) and the Amended and Restated Bylaws (the “By-Laws”, together with the Declaration, the “Governing Documents”). Under the Declaration, the exercise of the power and discretion of the Trustees in good faith and with reasonable care under the circumstances prevailing, shall be binding upon everyone interested. The following is a summary of some of the key provisions of the Target Fund’s Governing Documents.

Shareholder Voting

     The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party.

     The Declaration requires a shareholder vote on matters in addition to those required under the 1940 Act, such as the removal of Trustees by shareholders, certain mergers, consolidation of and sale of all or substantially all assets, derivative actions (to the same extent as shareholder of a Massachusetts business corporation), the liquidation and termination of the Trust, and certain amendments to the Declaration. Shareholders have no power to vote on any matter except as required by applicable law, the Governing Documents, or as otherwise considered necessary or desirable by the Trustees.

     There are ordinarily no annual meetings of shareholders, but special meetings may be called by the Trustees or certain officers and by the written request of shareholders owning at least ten percent of the outstanding shares entitled to vote. The Governing Documents provide that the presence, in person or by proxy, of the shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast on the particular matter shall constitute a quorum for the purpose of considering such matter. Except as may otherwise be required by applicable law, the Governing Documents or the Trustees, the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter is required to approve a matter, except that Trustees are elected by plurality vote of all outstanding shares of the Trust.

Election and Removal of Trustees

     The By-Laws provide that the Trustees may determine the size of the board of trustees, subject to a maximum of fifteen, and that a Trustee shall serve until his or her successor has been elected and qualified. The term of a Trustee shall terminate and a vacancy shall occur in the event of the death, resignation, removal, bankruptcy, adjudication of incompetence or other incapacity to perform his or her duties as a Trustee. The Governing Documents also provide that vacancies on the board of trustees may be filled by the remaining Trustees, except when election by the shareholders is required under the 1940 Act. Therefore, there will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. Trustees are then elected by a plurality vote of the shareholders. A Trustee may be removed at any time with cause by action of at least two-thirds of the remaining Trustees and with or without cause by vote of two-thirds of the outstanding shares of the Trust.

Issuance and Redemption of Shares

     Under the Declaration, the Trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any pre-emptive rights or other rights to subscribe to additional shares or any other securities issued by the Trust. Shares are subject to such other preference, conversion, redemption, exchange or similar rights, as the Trustees may determine. Shares are also subject to redemption at the option of the Trustees if they determine that failure to so redeem may have materially adverse consequences to the shareholders or as may be determined in accordance with the 1940 Act with respect to the maintenance of accounts with a minimum of $500.

Series and Classes

     The Declaration gives broad authority to the Trustees to establish series and classes in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the series and classes. The Trustees are also authorized to terminate a series or a class without a vote of shareholders under certain circumstances.

Amendments to Declaration

     Amendments to the Declaration generally require a vote by the Target Fund’s shareholders, although certain amendments may be made by the Trustees without a shareholder vote. However, no amendment may be made that would impair the exemption from personal liability of the trustees or shareholders of the trust, or that would permit an assessment upon any shareholder.

Shareholder, Trustee and Officer Liability

     The Governing Documents provide that shareholders or former shareholders have no personal liability for solely being a shareholder and require the Trust to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, the Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the Governing Documents provide that any person who is a trustee, officer, advisory board member or employee of the Trust is not personally liable to any person in connection with the affairs of the Trust, other than to the Trust and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The Governing Documents further provide for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The Governing Documents also provide that Trustees, officers, representatives, or employees may rely in good faith on the advice of counsel or other experts.

Derivative Actions

     Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

     The foregoing is only a summary of certain rights of shareholders under the charter documents governing the Target Fund and the Acquiring Fund and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Shareholder Proposals

     The Funds do not hold regular annual meetings of shareholders. As a general matter, the Acquiring Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. In the event the Reorganization is not completed, the Target Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the Target Fund should send such proposal to the BlackRock International Value Trust, Attn: Secretary, 100 Bellevue Parkway, Wilmington, Delaware 19809. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the Acquiring Fund should send such proposal to the BlackRock Series, Inc., Attn: Secretary, 100 Bellevue Parkway, Wilmington, Delaware 19809. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of a Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

     Under the Target Company’s By-Laws, in order for a shareholder proposal to be considered for presentation at a shareholders’ meeting, other than a proposal presented under rules promulgated by the SEC, the shareholder making the proposal must meet the requirements set out in the By-Laws, including with respect to the timeliness of submission. To be timely, a shareholder’s notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Target Fund not later than the close of business on the fifth (5th) day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever first occurs.

Solicitation of Proxies

     Solicitations of proxies are being made on behalf of each of the Target Fund and the Board primarily by the mailing of the Notice of Special Meeting of shareholders and this Combined Prospectus/Proxy Statement with its enclosures on or about May 23, 2011. Target Fund shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Target Fund and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The Target Fund has retained Computershare Fund Services (“Computershare”) located at 280 Oser Avenue, Hauppauge, New York 11788, a professional proxy solicitation firm, to assist with the solicitation of proxies. In addition, Broadridge Financial Solutions, Inc. (“Broadridge”), located at 51 Mercedes Way, Edgewood, New York 11717, will assist the Target Fund in the distribution of proxy materials and the tabulation of proxies. Target Fund shareholders may receive a telephone call from Computershare asking them to vote. The proxy mailing, tabulation and solicitation expenses in connection with the combination of the Target Fund with the Acquiring Fund are estimated to be approximately $227,050, which will be borne by BlackRock Advisors or its affiliates.

     Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares of the Target Fund. Representatives of BlackRock

Advisors and its affiliates and other representatives of the Target Fund may also solicit proxies. Questions about the proposal should be directed to Computershare at 1-866-963-6126.

     Computershare and/or Broadridge will assist with the mailing and tabulation effort and may also solicit proxies by contacting shareholders by telephone.

VOTING INFORMATION AND REQUIREMENTS

General

     This Combined Prospectus/Proxy Statement is furnished in connection with the proposed Reorganization of the Target Fund into the Acquiring Fund and the solicitation of proxies by and on behalf of the Board for use at the Special Meeting. The Special Meeting will be held on June 24, 2011 at 11:00 a.m., Eastern Time, at the offices of BlackRock Advisors, LLC at 800 Scudders Mill Road, Plainsboro, New Jersey, 08536, or at such later time as is made necessary by adjournment or postponement.

As of the Record Date, the Target Fund had the following number of shares outstanding:

Share Class	Number of Shares
Investor A	10,842,622.891
Investor B	1,013,414.355
Investor C	7,856,243.257
Institutional	21,167,985.410
Class R	1,973,297.334

     Only shareholders of record on April 27, 2011 will be entitled to notice of and to vote at the Special Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

Shareholder Approval

     Approval by the Target Fund of the proposed Reorganization will require the higher of: (1) the affirmative vote of a 1940 Act Majority of the Target Fund’s shares outstanding, or (2) the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter. A 1940 Act Majority means the lesser of (i) 67% or more of the total number of shares of all classes of the Target Fund present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of the Target Fund, voting together as a single class. If the shareholders fail to approve the proposed Reorganization, the Reorganization will not occur. The Board has fixed the close of business on April 27, 2011 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting.

     If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meeting (either by returning the paper proxy card or by submitting a Proxy by telephone or over the Internet), the shares of the Target Fund represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter, which may properly come before the Special Meeting, or any adjournments or postponements thereof.

     A majority of the outstanding shares of the Target Fund entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting.

     The chairman of the meeting may, whether or not a quorum is present, propose one or more adjournments of the Special Meeting on behalf of the Target Fund without further notice to permit further solicitation of Proxies. Those Proxies that are instructed to vote in favor of the Reorganization will vote in favor of any such adjournment, and those Proxies that are instructed to vote against the Reorganization, will vote against any such adjournment, as applicable.

     All properly executed Proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed Proxies will be voted “for” the approval of the Reorganization. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners may vote on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be counted as present for purposes of a quorum. Abstentions and broker non-votes will have the same effect as votes against the Reorganization.

     Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Reorganization before the Special Meeting. The NYSE has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealers’ request for voting instructions may not vote such customer’s shares on the Reorganization. A signed proxy card or other authorization by a beneficial owner of shares of the Target Fund that does not specify how the beneficial owner’s shares are to be voted on the proposed Reorganization may be deemed to be an instruction to vote such shares in favor of the Reorganization.

Manner of Voting

     Target Fund shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card or by casting their vote via touchtone telephone or the Internet using the instructions provided on the enclosed proxy card. Any shareholder who has given a Proxy, whether in written form, by telephone or over the Internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic vote, by giving written notice of revocation to the Secretary of the International Value Trust, or by voting in person at the Special Meeting.

     Voting by Mail. To vote by mail, you should date and sign the proxy card included with this Combined Prospectus/Proxy Statement, indicate your vote on the proposal, and return the card in the envelope provided.

     Voting by Telephone. You may use the automated touch-tone voting method by calling the toll-free number provided on the proxy card. At the prompt, follow the menu. Prior to calling, you should read this Combined Prospectus/Proxy Statement and have your proxy card at hand.

     Internet Voting. To vote over the Internet, please log on to the website listed on your proxy card and click on the proxy voting button. Prior to logging on, you should read this Combined Prospectus/Proxy Statement and have your proxy card at hand. After logging on, follow the instructions on the screen. If you receive more than one proxy card, you may vote them during the same session.

     Additional Information. Shareholders voting their Proxies by telephone or Internet need not return their proxy card by mail.

     A person submitting votes by telephone or Internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the Internet to submit voting instructions, the shareholder is authorizing Computershare, a proxy solicitation firm, and its agents, to execute a Proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

     Each Target Fund believes that the procedures for authorizing the execution of a Proxy by telephone or Internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

     You are requested to fill in, sign and return the enclosed proxy card promptly. No postage is necessary if mailed in the United States.

May 20, 2011

APPENDIX I

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Target Fund may not:

     1. Purchase any security, other than obligations of the U.S. Government, its agencies, or instrumentalities (“U.S. Government securities”), if as a result: (i) with respect to 75% of its total assets, more than 5% of the Fund’s total assets (determined at the time of investment) would then be invested in securities of a single issuer; or (ii) more than 25% of the Fund’s total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in a single industry.

     2. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions), provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

     3. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of the Fund’s net assets (taken at current value) is held as collateral for such sales at any one time.

     4. Issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings; the Fund will not purchase any additional portfolio securities while such borrowings are outstanding.

     5. Purchase any security (other than U.S. Government securities) if as a result, with respect to 75% of the Fund’s total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

     6. Buy or sell commodities or commodity contracts or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate. (For the purposes of this restriction, forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

     7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     8. Make investments for the purpose of exercising control or management.

     9. Participate on a joint or joint and several basis in any trading account in securities.

     10. Make loans, except through repurchase agreements.

     If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

     For purposes of investment restriction (1)(ii) above, the Fund uses the classifications and sub-classifications of Morgan Stanley Capital International as a guide to identify industries.

I-1

The Acquiring Fund may not:

     1. Make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act.

     2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

     3. Make investments for the purpose of exercising control or management. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

     4. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

     5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in governmental obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

     6. Issue senior securities to the extent such issuance would violate applicable law.

     7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

     8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act, in selling portfolio securities.

     9. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

I-2

APPENDIX II

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [ ] day of [ ], 2011, by and between BlackRock International Value Trust, a registered investment company and a Massachusetts business trust (the “Trust”), on behalf of BlackRock International Value Fund, a separate series of the Trust (the “Target Fund”), and BlackRock Series, Inc., a registered investment company and a Maryland corporation (the “Company”), on behalf of BlackRock International Fund, a separate series of the Acquiring Company (the “Fund”).

     This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of the Stated Liabilities (as defined in paragraph 1.3) of the Target Fund and shares of the Acquiring Fund (“Acquiring Fund Shares”) having an aggregate net asset value equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the Stated Liabilities; (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the shareholders of the Target Fund; (iii) the termination, dissolution and complete liquidation of the Target Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”); and (iv) prior to the closing of the Reorganization, the Acquiring Fund will contribute the assets of the Target Fund to the Master Acquiring Fund, a series of the Master Acquiring LLC (as each term is defined below) in exchange for a corresponding interest in the Master Acquiring Fund;

     WHEREAS, the Trust and the Company are both open-end, registered management investment companies within the meaning of the Investment Company Act of 1940 (the “1940 Act”);

     WHEREAS, the Acquiring Fund invests substantially all of its assets in Master International Portfolio, (“Master Acquiring Fund”), a series of a series of BlackRock Master LLC (“Master Acquiring LLC”), a Delaware limited liability company;

     WHEREAS, each of the Acquiring Fund and the Target Fund qualifies as a “regulated investment company” under Subchapter M of the Code;

     WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares;

     WHEREAS, the Board of Directors (the “Board of Directors” and its members, the “Directors”) of the Company has determined that the Reorganization is in the best interests of the Acquiring Fund;

     WHEREAS, the Board of Trustees (the “Board of Trustees” and its members, the “Trustees”) of the Trust has determined that the Reorganization is in the best interests of the Target Fund and determined that the Reorganization is advisable and directed that the Reorganization be submitted for consideration at a special meeting of the Target Fund shareholders as of the record date for determining the Target Fund shareholders entitled to vote at such meeting (the “Shareholder Meeting Record Date”);

     WHEREAS, if the shareholders of the Target Fund approve this Agreement and all other conditions precedent have been met to effect the Reorganization as contemplated by this Agreement, the Acquiring Fund will, immediately prior the Closing, or as soon as practicable thereafter, make a distribution in kind of all of the assets it received from the Target Fund to the Master Acquiring Fund in exchange for a corresponding interest in the Master Acquiring Fund;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION

     1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund, agrees to convey, transfer and deliver substantially all of the assets of the Target Fund free and clear of all liens, encumbrances and claims whatsoever to the Acquiring Fund. In exchange, the Acquiring Fund, agrees: (a) to deliver to the Target Fund, the number of full and fractional Acquiring Fund Shares, determined by dividing: (i) the aggregate value of the Target Fund’s assets with respect to each class of the Target Fund, net of the Stated Liabilities (as defined in paragraph 1.3) of the Target Fund with respect to each class of the Target Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one share of the corresponding class of the Acquiring Fund computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Stated Liabilities of the Target Fund described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1. For the purposes of this Agreement, the Investor A shares of the Target Fund correspond to the Investor A shares of the Acquiring Fund, Investor B shares of the Target Fund correspond to Investor B shares of the Acquiring Fund, Investor C shares of the Target Fund correspond to Investor C shares of the Acquiring Fund, Institutional shares of the Target Fund correspond to Institutional shares of the Acquiring Fund, Class R shares of the Target Fund corresponds to Class R shares of the Acquiring Fund, and the term “Acquiring Fund Shares” should be read to include each such class of shares of the Acquiring Fund unless the context otherwise requires.

     1.2 ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Target Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.2 and other than the Target Fund’s rights under this Agreement (the “Assets”).

     1.3 LIABILITIES TO BE ASSUMED. The Target Fund will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Target Fund set forth in the Target Fund’s statement of assets and liabilities as of the Closing Date delivered by the Target Fund to the Acquiring Fund pursuant to paragraph 5.2 (the “Stated Liabilities”). The Acquiring Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Target Fund.

     1.4 STATE FILINGS. Prior to the Closing Date, (i) the Trust shall make any filings with the Commonwealth of Massachusetts that are required under the laws of the Commonwealth of Massachusetts to be made prior to the Closing Date and (ii) the Company shall make any filings with the State of Maryland that are required under the laws of the State of Maryland to be made prior to the Closing Date.

     1.5 LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date, (i) the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, determined as of the close of business at the Valuation Time (as defined below) (the “Target Fund Shareholders”), all of the Company Shares received by the Trust. Such distribution will be accomplished by the transfer on the books of the Acquiring Fund of Acquiring Fund Shares credited to the account of the Target Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund Shareholders, and representing the respective pro rata number and class of Acquiring Fund Shares due Target Fund Shareholders and (ii) the Target Fund will dissolve as a separate series of the Trust. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

     1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent (the “Acquiring Fund Transfer Agent”).

     1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Trust, on behalf of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Trust, on behalf of the Target Fund.

     1.9 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Acquiring Fund, shall be made available to the Target Fund from and after the Closing Date at the Acquiring Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

     1.10 ACTION BY THE COMPANY; ACTION BY TRUST. The Company shall take all actions expressed herein as being the obligations of the Company, on behalf of the Acquiring Fund. The Trust shall take all actions expressed herein as being the obligations of the Trust, on behalf of the Target Fund.

ARTICLE II

VALUATION

     2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the Acquiring Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (the “Valuation Time”), after the payment of the dividends pursuant to Section 7.2, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

     2.2 VALUATION OF SHARES. Full Acquiring Fund Shares, and to the extent necessary, fractional Acquiring Fund Shares, of an aggregate net asset value equal to the gross value of the Assets of the Target Fund acquired, determined as hereinafter provided, reduced by the amount of Stated Liabilities of the Target Fund assumed by the Acquiring Fund, shall be issued by the Acquiring Fund in exchange for such Assets of the Target Fund. The net asset value per share of the Investor A, Investor B, Investor C, Institutional and Class R Acquiring Fund Shares shall be the net asset value per share for the Investor A, Investor B, Investor C, Institutional and Class R Shares, respectively, of the Target Fund computed as of the Valuation Time, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

     3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur in the third quarter of 2011, or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 7:00 a.m. on the Closing Date. The Closing shall be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, or at such other time and/or place as the parties may agree.

     3.2 CUSTODIAN’S CERTIFICATE. The Target Fund shall instruct its custodian (the “Target Fund Custodian”) to deliver at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of Assets by the Target Fund. The Target Fund’s Assets represented by a certificate or other written instrument shall be presented by the Target Fund Custodian to the custodian for the Acquiring Fund (the “Acquiring Fund Custodian”) for examination no later than five (5) business days preceding the Closing Date and all Assets of the Target Fund at the Valuation Time shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund’s Assets deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Target Fund Custodian. The cash to be transferred by the Target Fund shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund.

     3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, as of the Valuation Time, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing shall be postponed until the business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

     3.4 TRANSFER AGENT’S CERTIFICATE. The Target Fund shall instruct the Target Fund’s transfer agent (the “Target Fund Transfer Agent”) to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Target Fund Shareholders as of the Valuation Time, and the number and percentage ownership (to four decimal places) of outstanding shares of the Target Fund owned by each Target Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or instruct the Acquiring Fund Transfer Agent to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund.

     3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

     3.6 FAILURE TO DELIVER ASSETS. If the Target Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the Acquiring Fund Custodian of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund Custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

     4.1 REPRESENTATIONS OF THE TRUST ON BEHALF OF THE TARGET FUND. The Trust, on behalf of the Target Fund, represents and warrants to the Company, on behalf of the Acquiring Fund, as follows:

     (a) The Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust that is existing under the laws of the Commonwealth of Massachusetts and is duly authorized to exercise in the Commonwealth of Massachusetts all of the powers recited in the Trust’s declaration of trust. The Trust has filed the necessary certificates required to be filed under Chapter 182 of the General Laws of the Commonwealth of Massachusetts and paid the necessary fees due thereon. The Trust is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Trust or the Target Fund.

     (b) The Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Target Fund.

     (c) The Registration Statement on Form N-14 of the Company and the Combined Prospectus/Proxy Statement contained therein relating to the transactions contemplated by the Agreement that is filed with the SEC and becomes effective, as such Registration Statement may be amended or supplemented subsequent to the effective date of the Registration Statement (the “Registration Statement”), as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Trust and the Target Fund based on information provided in writing by the Target Fund for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Trust and the Target Fund based on information provided in writing by the Target Fund for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Target Fund with respect to the Trust or the Target Fund for use in the Registration Statement or any other materials provided by the Target Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

     (d) The Trust’s prospectus, statement of additional information and shareholder reports, in each case relating to the Target Fund and to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

     (e) The Target Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VI and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Trust on behalf of the Target Fund will not result in the violation of Massachusetts law, or any provision of the Trust’s declaration of trust or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Target Fund or by which the Target Fund is bound, nor will the execution, delivery and performance of this Agreement by the Trust result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party, on behalf of the Target Fund, or by which the Target Fund is bound.

     (f) The Target Fund has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Stated Liabilities or in the statement of assets and liabilities as provided in paragraph 5.2 hereof.

     (g) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Trust’s knowledge threatened against the Target Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

     (h) (i) The audited financial statements of the Target Fund as of June 30, 2010, and for the fiscal year then ended, have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements; and (ii) the unaudited financial statements of the Target Fund for the six months ended December 31, 2010 have been prepared in accordance with GAAP consistently applied by the Target Fund, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect in all material respects the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP consistently applied, to be disclosed but are not disclosed in such statements.

     (i) There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements as of June 30, 2010, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Target Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in the Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.1(i), a decline in the net asset value of the Target Fund due to declines in the value of the Target Fund’s Assets, the discharge of the Target Fund’s liabilities or the redemption of Target Fund shares by Target Fund Shareholders shall not constitute a material adverse change.

     (j) Since June 30, 2010, there has not been (i) any pending or to the knowledge of the Trust threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Target Fund; (ii) any option to purchase or other right to acquire shares of the Target Fund issued or granted by or on behalf of the Target

Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Target Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Target Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target Fund; (v) any amendment of the Trust’s organizational documents in a manner materially affecting the Target Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.

     (k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Target Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

     (l) The Trust is authorized to issue an unlimited number of shares of beneficial interest, with no par value, of the Target fund. All issued and outstanding shares of beneficial interest of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933, as amended (“1933 Act”) and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the Target Fund will, at the Valuation Time, be held by the persons and in the amounts set forth in the records of the Target Fund’s Transfer Agent as provided in paragraph 3.4. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund shares and has no outstanding securities convertible into any of the Target Fund shares.

     (m) At the Closing Date, the Target Fund will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Massachusetts state law, the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.

     (n) Subject to the requisite approval of this Agreement by the Target Fund Shareholders as of the Shareholder Meeting Record Date, (i) the Trust on behalf of the Target Fund has the power to enter into this Agreement and to consummate the transactions contemplated herein; (ii) the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Trustees of the Trust; and (iii) this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, and no other action or proceedings by the Trust on behalf of the Target Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject to enforcement of bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

     (o) The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

     (p) The Target Fund has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

     (q) Except for the Registration Statement and the requisite approval of this Agreement by the Target Fund Shareholders as of the Shareholder Meeting Record Date, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement.

     (r) The Trust has called a special meeting of Target Fund Shareholders as of the Shareholder Meeting Record Date to consider and act upon this Agreement and the transactions contemplated hereby and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than June 24, 2011 (or such other date as the parties may agree to in writing).

     (s) Prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the Valuation Time, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

     4.2 REPRESENTATIONS OF THE COMPANY, ON BEHALF OF THE ACQUIRING FUND. The Company, on behalf of the Acquiring Fund, represents and warrants to the Trust, on behalf of the Target Fund, as follows:

     (a) The Company is a corporation that is duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Company is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company. The Acquiring Fund is a legally designated, separate series of the Company. The Company, on behalf of the Acquiring Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

     (b) The Company is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Company is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Acquiring Fund.

     (c) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Company and the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Company and the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Trust or the Target Fund furnished to the Company by the Target Fund. Any written information furnished by the Company with respect to the Company or the Acquiring Fund for use in the Registration Statement or any other materials provided by the Acquiring Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

     (d) The prospectus, statement of additional information and shareholder reports of the Company, in each case relating to the Acquiring Fund, and to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

     (e) The Acquiring Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VII and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Company, on behalf of the Acquiring Fund, will not result in the violation of, Maryland law or any provision of the Company’s articles of incorporation or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Company is a party, on behalf of the Acquiring Fund, or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Company, on behalf of the Acquiring Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party, on behalf of the Acquiring Fund, or by which the Acquiring Fund is bound.

     (f) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Company’s knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Company knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

     (g) (i) The audited financial statements of the Acquiring Fund as of October 31, 2010, and for the fiscal year then ended, have been prepared in accordance with GAAP consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the Target Fund) fairly reflect the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements; and (ii) the unaudited financial statements of the Acquiring Fund for the six months ended April 30, 2010 will be prepared in accordance with GAAP consistently applied by the Acquiring Fund, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) will fairly reflect in all material respects the financial condition and the results of operations of Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP consistently applied, to be disclosed but are not disclosed in such statements.

     (h) There have been no changes in the financial position of the Acquiring Fund as reflected in the audited financial statements of the Acquiring Fund as of October 31, 2010, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Acquiring Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there has been no material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Acquiring Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.2(h), a decline in the net asset value of the Acquiring Fund due to declines in the value of Acquiring Fund’s assets, the discharge of Acquiring Fund’s liabilities or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change.

     (i) Since October 31, 2010, there has not been (i) any pending or to the knowledge of the Company threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquiring Fund; (ii) any option to purchase or other right to acquire shares of the Acquiring Fund issued or granted by or on behalf of the Acquiring Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquiring Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (v) any amendment of the Acquiring Fund’s organizational documents in a manner materially affecting the Acquiring Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable.

     (j) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Acquiring Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

     (k) The Company is authorized to issue 500,000,000 shares, par value $0.0001 per share, of the Acquiring Fund. As of December 31, 2010, no shares of the Acquiring Fund were held in the treasury of the Acquiring Fund. All issued and outstanding shares of common stock of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares and has no outstanding securities convertible into any of the Acquiring Fund shares.

     (l) At the Closing Date, the Acquiring Fund will have good and marketable title to all of its assets, and full right, power and authority to sell, assign, transfer and deliver such assets, free of any lien or other encumbrance, except those liens or encumbrances as to which the Target Fund has received notice at or prior to the Closing Date, and which have been taken into account in the net asset valuation of the Acquiring Fund.

     (m) The Company on behalf of the Acquiring Fund has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Directors of the Company. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, and no other action or proceedings by the Company, on behalf of the Acquiring Fund, are necessary to authorize this Agreement and the transactions contemplated herein, subject to enforcement of bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

     (n) The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable (except as disclosed in the Acquiring Fund’s prospectus).

     (o) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

     (p) The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

     (q) Except for the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE COMPANY, ON BEHALF OF THE ACQUIRING FUND,
AND THE TRUST, ON BEHALF OF THE TARGET FUND

     5.1 OPERATION IN ORDINARY COURSE. Subject to paragraphs 7.2 and 7.5, each of the Acquiring Fund and the Target Fund will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

     5.2 STATEMENT OF ASSETS AND LIABILITIES. The Target Fund will prepare and deliver to the Acquiring Fund at least five business days prior to the Closing Date a statement of the assets and the liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the assets and the liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Fund will deliver at the Closing (1) a statement of Assets and Stated Liabilities of the Target Fund as of the Valuation Time and (2) a list of the Target Fund’s Assets as of the Closing Date showing the tax costs of each of its assets by lot and the holding periods of such Assets, and certified by the Treasurer or Assistant Treasurer of the Trust.

     5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Target Fund shall make available to the Company’s officers and agents all books and records of the Trust relating to the Target Fund, and the Acquiring Fund shall make available to the Trust’s officers and agents all books and records of the Company relating to the Acquiring Fund.

     5.4 ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

     5.5 CONTRACT TERMINATION. The Trust, on behalf of the Target Fund, will terminate all agreements to which the Trust, on behalf of the Target Fund, is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Stated Liabilities.

     5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Trust on behalf of the Target Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

     5.7 PREPARATION OF REGISTRATION STATEMENT. The Company, on behalf of the Acquiring Fund, will prepare and file with the Commission the Registration Statement relating to the Acquiring Fund Shares to be issued to shareholders of the Target Fund. The Registration Statement shall include a combined prospectus/proxy statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, at the time of the meeting of the shareholders of the Target Fund contemplated by Section 4.1(r) and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with such meeting of the shareholders of the Target Fund to consider the approval of this Agreement and the transactions contemplated herein, including in the case of the Target Fund any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

     5.8 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code.

     Neither the Acquiring Fund (nor the Company on behalf of the Acquiring Fund) nor the Target Fund (nor the Trust on behalf of the Target Fund) shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP, special United States federal income tax counsel to the Acquiring Fund and the Target Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Willkie Farr & Gallagher LLP).

     5.9 REASONABLE BEST EFFORTS. Each of the Company, the Acquiring Fund, the Trust and the Target Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

     5.10 AUTHORIZATIONS. The Company, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

     5.11 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, the Trust shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for U.S. federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code.

     5.12 PROXY. The Trust, on behalf of the Target Fund, agrees to mail to its respective shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the combined prospectus/proxy statement contained in the Registration Statement, which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST
ON BEHALF OF THE TARGET FUND

     The obligations of the Trust and the Target Fund to consummate the transactions provided for herein shall be subject, at their election, to the performance by the Company, on behalf of the Acquiring Fund, of all the obligations to be performed by the Acquiring Fund (or the Company, on behalf of the Acquiring Fund), pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

     6.1 All representations, covenants and warranties of the Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

     6.2 The Board of Trustees has approved this Agreement, with respect to the Target Fund.

     6.3 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any material increase in the investment management fee rate or other fee rates the Acquiring Fund is currently contractually obligated to pay for services provided to the Acquiring Fund nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement, if any.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY,
ON BEHALF OF THE ACQUIRING FUND

     The obligations of the Company and the Acquiring Fund to consummate the transactions provided for herein shall be subject, at their election, to the performance by the Target Fund of all the obligations to be performed by the Target Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

     7.1 All representations, covenants and warranties of the Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

     7.2 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

     7.3 The Board of Directors has approved this Agreement with respect to the Acquiring Fund.

     7.4 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any material increase in the investment management fee rate or other fee rates the Target Fund is currently contractually obligated to pay for services provided to the Target Fund nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement.

     7.5 The Trust, on behalf of the Target Fund, shall have taken all steps required to terminate all agreements to which the Target Fund is a party (other than this Agreement) and pursuant to which the Target Fund has outstanding or contingent liabilities, unless such liabilities have been accrued as part of the Stated Liabilities.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE COMPANY,
ON BEHALF OF THE ACQUIRING FUND, AND THE TRUST,
ON BEHALF OF THE TARGET FUND

     If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Trust, the Target Fund, the Company or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the Target Fund Shareholders as of the Shareholder Meeting Record Date in accordance with the provisions of the Trust’s declaration of trust and bylaws, applicable Massachusetts law and the 1940 Act. Evidence of such approval shall have been delivered to the Acquiring Fund in such form as shall be reasonably acceptable to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Company, on behalf of the Acquiring Fund, nor the Trust, on behalf of the Target Fund, may waive the condition set forth in this paragraph 8.1.

     8.2 The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

     8.3 All third party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that any party hereto may waive any such conditions for itself.

     8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Acquiring Fund on Form N-1A under the 1933 Act covering the sale of shares of the Acquiring Fund shall be effective.

     8.5 As of the Closing Date, there shall be no pending litigation brought by any person against the Target Fund, the Acquiring Fund, the Trust or the Company or any of the investment advisers, directors, trustees or officers of the foregoing, as applicable, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.6 The Company, on behalf of the Acquiring Fund, and the Trust, on behalf of the Target Fund, each shall have received an opinion of Willkie Farr & Gallagher LLP, special United States tax counsel to the Acquiring Fund, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

     (a) the transfer of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Target Fund followed by the distribution of Acquiring Fund Shares to the Target Fund Shareholders in complete dissolution and liquidation of the Target Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

     (b) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Target Fund;

     (c) under Section 361 and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of the Assets of the Target Fund to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Target Fund or upon the distribution of Acquiring Fund Shares to Target Fund Shareholders in exchange for such shareholders’ shares of the Target Fund in liquidation of the Target Fund, except for any gain or loss that may be required to be recognized solely or as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;

     (d) under Section 354 of the Code, no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares pursuant to the Reorganization;

     (e) under Section 358 of the Code, the aggregate tax basis of Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor by such shareholder;

     (f) under Section 1223(1) of the Code, the holding period of Acquiring Fund Shares to be received by each Target Fund Shareholder pursuant to the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization;

     (g) under Section 362(b) of the Code, the tax basis of the Assets acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the Target Fund immediately before the Reorganization, except for certain adjustments that may be required to be made solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Target Fund;

     (h) under Section 1223(2) of the Code, the holding period of the Assets in the hands of the Acquiring Fund will include the period during which those Assets were held by the Target Fund except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund; and

     (i) because the Master Acquiring Fund is a disregarded entity under Treasury Regulation 301.7701-3(b)(1)(ii), the contribution of the Assets by the Acquiring Fund to the Master Acquiring Fund will have no tax consequences to the Target Fund or the Acquiring Fund.

     Such opinion shall be based on customary assumptions and such representations as Willkie Farr & Gallagher LLP may reasonably request, and each of the Target Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Company, on behalf of the Acquiring Fund, nor the Trust, on behalf of the Target Fund, may waive the conditions set forth in this paragraph 8.6.

     The Tax Opinion will not express an opinion as to the effect of the Reorganization on the Target Fund with respect to the recognition of any unrealized gain or loss for any Asset that is required to be marked to market for U.S. federal income tax purposes upon termination of the Target Fund’s taxable year or as a result of the transfer of certain assets of the Target Fund.

ARTICLE IX

EXPENSES

     The Target Fund and the Acquiring Fund (for purposes of this Article IX only, each, a “Fund”) will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Directors or Board of Trustees, as applicable. The Reorganization expenses include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Boards, attending the Board meetings and preparing the minutes of the Board meetings, obtaining an opinion of counsel as to certain tax matters, the preparation of this Agreement and the Registration Statement, fees of the Commission and any state securities commission, transfer agency fees, auditing fees associated with each Fund’s financial statements, portfolio transfer taxes (if any), expenses relating to preparing, printing and mailing the Combined Prospectus/Proxy Statement included in the Registration Statement and any other proxy materials to be used in connection with the meeting of shareholders to consider the Reorganization, expenses incurred in connection with the solicitation of proxies to be voted at that meeting, and any other legal and auditing fees in connection with the foregoing, which expenses will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon methodology as appropriate, unless BlackRock Advisors, LLC or one of its affiliates has agreed to bear the expenses of a particular Fund pursuant to a separate arrangement between BlackRock Advisors, LLC and such Fund. Neither the Funds nor the investment adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Company, on behalf of the Acquiring Fund, and the Trust, on behalf of the Target Fund, agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Company on behalf of the Acquiring Fund and the Trust on behalf of the Target Fund. In addition, the Company or the Trust may at its option terminate this Agreement at or before the Closing Date due to:

     (a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

     (b) a condition herein expressed to be precedent to the obligations of the terminating party or both parties that has not been met if it reasonably appears that it will not or cannot be met.

     11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of a party, or its Board of Directors or Board of Trustees, as applicable, or officers, as applicable, to the other party or its Board of Directors or Board of Trustees, as applicable. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Company and the Trust as specifically authorized by the Board of Directors and Board of Trustees, respectively; provided, however, that, following the meeting of the Target Fund Shareholders called by the Trust pursuant to paragraph 4.1(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such Target Fund Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to principles of conflicts of law.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5 It is expressly agreed that the obligations of the Target Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but shall bind only the property of the Target Fund, as provided in the Trust’s declaration of trust and bylaws. Moreover, no series of the Trust other than the Target Fund shall be responsible for the obligations of the Target Fund hereunder, and all persons shall look only to the assets of the Target Fund to satisfy the obligations of the Target Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Trust on behalf of the Target Fund and signed by authorized officers of the Trust, acting as such. Neither the authorization by such Board of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Trust as provided in the Trust’s declaration of trust.

ARTICLE XIV

NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Target Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: John M. Perlowski, Chief Executive Officer, or to the Acquiring Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: John M. Perlowski,, Chief Executive Officer, or to any other address that the Target Fund or the Acquiring Fund shall have last designated by notice to the other party.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

BLACKROCK INTERNATIONAL VALUE TRUST,
on behalf of its series,
BLACKROCK INTERNATIONAL VALUE FUND

By:

Name:
Title:

BLACKROCK SERIES, INC., on behalf of its series,
BLACKROCK INTERNATIONAL FUND

By:

Name:
Title:

Code #Proxy-IF-0511

BLACKROCK INTERNATIONAL VALUE TRUST
BlackRock International Value Fund

BLACKROCK SERIES, INC.
BlackRock International Fund

PART B

STATEMENT OF ADDITIONAL INFORMATION

May 20, 2011

     This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (“Reorganization”) of the BlackRock International Value Fund (the “International Value Fund” or “Target Fund”), a series of BlackRock International Value Trust (“Trust”), into the BlackRock International Fund (the “International Fund” or the “Acquiring Fund” and together with the Target Fund, the “Funds”), a series of BlackRock Series, Inc. (the “Corporation”).

     This SAI contains information that may be of interest to shareholders of the Target Fund relating to the Reorganization, but which is not included in the Combined Prospectus/Proxy Statement dated May 20, 2011 (the “Combined Prospectus/Proxy Statement”). As described in the Combined Prospectus/Proxy Statement, the Reorganization would involve the transfer of the assets of the Target Fund in exchange for the assumption of certain stated liabilities of the Target Fund and shares of the Acquiring Fund. The Target Fund will distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Target Fund.

     This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to the Acquiring Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, or by calling (800) 441-7762.

     Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Proxy Statement.

*	The accompanying notes are an integral part of the pro forma condensed combined financial statements and schedule.

SAI-1

ADDITIONAL INFORMATION ABOUT
THE TARGET FUND AND THE ACQUIRING FUND

     For the Target Fund: Incorporates by reference the Annual Report to shareholders for the fiscal year ended June 30, 2010, filed September 3, 2010 (SEC Accession No. 0000900092-10-001044 ), as filed with the Securities and Exchange Commission (the “SEC”), and the Semi-Annual Report to shareholders for the fiscal period ended December 31, 2010, filed March 8, 2011 (SEC Accession No. 0000900092-11-000127) as filed with the SEC.

     For the Acquiring Fund: Incorporates by reference the Statement of Additional Information included in the Registration Statement on Form N-1A of the Acquiring Fund dated February 28, 2011, as amended May 16, 2011 and as supplemented (SEC Accession No. 000891092-11-001400); the Annual Report for the fiscal year ended October 31, 2010, filed January 6, 2011 (SEC Accession No. 0000900092-11-000028) as filed with the SEC, and the Semi-Annual Report for the fiscal period ended April 30, 2010, filed July 8, 2010 (SEC Accession No. 0000900092-10-000457) as filed with the SEC.

FINANCIAL STATEMENTS

     This SAI incorporates by reference (i) the Annual Report to shareholders of the Target Fund for the fiscal year ended June 30, 2010, (ii) the Semi-Annual Report to shareholders of the Target Fund for the fiscal period ended December 31, 2010, (iii) the Annual Report to shareholders of the Acquiring Fund for the fiscal year ended October 31, 2010, and (iv) the Semi-Annual Report to shareholders of the Acquiring Fund for the fiscal period ended April 30, 2010, each of which have been filed with the SEC. Each of these reports contains historical financial information regarding the Funds. The financial statements therein, and, in the case of the Annual Reports, the reports of independent registered public accountants therein, are incorporated herein by reference.

     Pro forma condensed combined financial statements of the Target Fund and Acquiring Fund are provided on the following pages.

     The unaudited pro forma condensed combined schedule of investments and pro forma condensed combined statement of assets and liabilities reflect financial positions as if the Reorganization occurred on October 31, 2010. The unaudited pro forma condensed combined statement of operations reflects expenses for the twelve months ended October 31, 2010. The pro forma condensed combined financial statements give effect to the proposed exchange of assets of the Target Fund in consideration for the assumption of certain stated liabilities of the Target Fund and shares of the Acquiring Fund, with the Acquiring Fund being the surviving entity. The proposed Reorganization will be accounted for as a tax-free reorganization in accordance with accounting principles generally accepted in the United States. The historical cost basis of the investments is carried over to the surviving entity. The portfolio managers of the Acquiring Fund expect to sell portfolio assets of the Target Fund in connection with the Reorganization. Nothing, however, will require either the Target Fund or the Combined Fund to dispose of holdings in the Target Fund portfolio if, in the reasonable judgment of the Board, on behalf of the Target Fund or the Combined Fund, or the investment adviser of the Target Fund, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes.

SAI-2

Pro Forma Condensed Combined Schedule of Investments for
BlackRock International Fund of BlackRock Series, Inc. and
BlackRock International Value Fund of BlackRock International Value Trust
As of October 31, 2010 (Unaudited)
(Percentages shown are based on Combined Net Assets)

	Shares			Value
	BlackRock Master International Portfolio	BlackRock International Value Fund(e)	BlackRock Master International Portfolio Pro Forma Combined	BlackRock Master International Portfolio	BlackRock International Value Fund(e)	BlackRock Master International Portfolio Pro Forma Combined
COMMON STOCKS
Australia — 5.4%
National Australia Bank Ltd.	—	987,790	987,790	$—	$24,722,778	$24,722,778
Newcrest Mining Ltd.	—	373,655	373,655	—	14,704,757	14,704,757
Suncorp-Metway Ltd.	—	1,677,761	1,677,761	—	15,146,084	15,146,084

				—	54,573,619	54,573,619

Brazil — 2.8%
Cyrela Brazil Realty SA	—	692,127	692,127	—	9,517,102	9,517,102
Itau Unibanco Holdings SA
— ADR	—	723,774	723,774	—	17,775,889	17,775,889
OGX Petroleo e Gas
Participacoes SA(a)	59,800	—	59,800	781,835	—	781,835

				781,835	27,292,991	28,074,826

Canada — 0.2%
Rogers Communications, Inc.,
Class B	42,910	—	42,910	1,563,423	—	1,563,423

China — 3.0%
China Citic Bank	—	20,886,000	20,886,000	—	15,228,383	15,228,383
China Mobile Ltd.	—	817,500	817,500	—	8,348,566	8,348,566
Evergrande Real Estate
Group Ltd.	—	11,735,000	11,735,000	—	4,994,969	4,994,969
Focus Media Holding Ltd.
— ADR(a)	40,353	—	40,353	998,737	—	998,737
VanceInfo Technologies, Inc.
— ADR(a)	20,313	—	20,313	738,784	—	738,784

				1,737,521	28,571,918	30,309,439

Finland — 1.4%
KCI Konecranes Oyj	—	356,067	356,067	—	14,196,785	14,196,785

France — 8.1%
European Aeronautic Defense
and Space Co.(a)	—	582,816	582,816	—	15,331,779	15,331,779
Sanofi-Aventis	46,777	330,632	377,409	3,277,290	23,164,598	26,441,888
Societe Generale SA	17,114	241,877	258,991	1,026,240	14,504,042	15,530,282
Total SA	—	456,816	456,816	—	24,866,282	24,866,282

				4,303,530	77,866,701	82,170,231

Germany — 11.2%
Bayer AG	—	336,143	336,143	—	25,071,889	25,071,889
Bilfinger Berger AG	—	277,247	277,247	—	20,180,082	20,180,082
Daimler AG(a)	18,350	255,347	273,697	1,208,428	16,815,617	18,024,045
Deutsche Post AG	—	591,894	591,894	—	11,033,143	11,033,143
Deutsche Telekom AG,
Registered Shares	—	1,658,839	1,658,839	—	24,030,496	24,030,496
HeidelbergCement AG	—	294,619	294,619	—	15,383,939	15,383,939

				1,208,428	112,515,166	113,723,594

Hong Kong — 0.1%
Sands China Ltd.(a)	518,000	—	518,000	1,129,593	—	1,129,593

Pro Forma Condensed Combined Schedule of Investments for
BlackRock International Fund of BlackRock Series, Inc. and
BlackRock International Value Fund of BlackRock International Value Trust
As of October 31, 2010 (Unaudited) (continued)
(Percentages shown are based on Combined Net Assets)

	Shares			Value
	BlackRock Master International Portfolio	BlackRock International Value Fund(e)	BlackRock Master International Portfolio Pro Forma Combined	BlackRock Master International Portfolio	BlackRock International Value Fund(e)	BlackRock Master International Portfolio Pro Forma Combined
COMMON STOCKS (continued)
Japan — 17.4%
Fuji Photo Film Co., Ltd.	—	477,700	477,700	$—	$15,936,837	$15,936,837
Hitachi Ltd.(a)	—	4,442,000	4,442,000	—	20,076,276	20,076,276
Makita Corp.	49,500	—	49,500	1,735,610	—	1,735,610
Mitsubishi Corp.	—	815,300	815,300	—	19,583,227	19,583,227
Mitsubishi Heavy Industries Ltd.	—	4,282,000	4,282,000	—	15,565,158	15,565,158
Mitsubishi UFJ Financial
Group, Inc.	—	1,990,900	1,990,900	—	9,239,769	9,239,769
Mitsui Chemicals, Inc.	—	4,223,000	4,223,000	—	12,370,486	12,370,486
Nippon Telegraph & Telephone
Corp.	—	400,500	400,500	—	18,062,707	18,062,707
Nissan Motor Co., Ltd.	244,000	2,292,400	2,536,400	2,144,470	20,147,460	22,291,930
Nitto Denko Corp.	46,000	—	46,000	1,721,297	—	1,721,297
Sony Corp.	—	542,100	542,100	—	18,315,930	18,315,930
Sumitomo Corp.	—	1,517,400	1,517,400	—	19,211,501	19,211,501
Sumitomo Heavy Industries Ltd.	252,000	—	252,000	1,432,303	—	1,432,303
Tokio Marine Holdings, Inc.	35,100	—	35,100	986,866	—	986,866

				8,020,546	168,509,351	176,529,897

Luxembourg — 0.1%
ArcelorMittal	45,207	—	45,207	1,462,834	—	1,462,834

Mexico — 1.4%
America Movil, SA de CV
— ADR	—	253,756	253,756	—	14,530,069	14,530,069

Netherlands — 1.8%
ASML Holding NV	34,895	—	34,895	1,156,771	—	1,156,771
Heineken NV	49,871	—	49,871	2,531,716	—	2,531,716
Koninklijke Ahold NV	—	1,031,465	1,031,465	—	14,256,764	14,256,764

				3,688,487	14,256,764	17,945,251

Philippines — 0.0%
Cebu Air, Inc.(a)	112,000	—	112,000	324,128	—	324,128

Russia — 0.1%
Sberbank	309,924	—	309,924	1,027,088	—	1,027,088

Singapore — 0.1%
Genting Singapore Plc(a)	450,000	—	450,000	757,117	—	757,117

South Africa — 0.1%
MTN Group Ltd.	72,250	—	72,250	1,299,774	—	1,299,774

South Korea — 2.3%
LG Display Co. Ltd.	—	282,320	282,320	—	9,680,877	9,680,877
Samsung Electronics Co., Ltd.	1,980	19,048	21,028	1,313,583	12,636,933	13,950,516

				1,313,583	22,317,810	23,631,393

Spain — 8.1%
Banco Santander SA	—	1,946,978	1,946,978	—	24,990,488	24,990,488
Repsol YPF SA	—	785,525	785,525	—	21,782,897	21,782,897
Telefonica SA	76,060	1,233,833	1,309,893	2,055,344	33,341,245	35,396,589

				2,055,344	80,114,630	82,169,974

Pro Forma Condensed Combined Schedule of Investments for
BlackRock International Fund of BlackRock Series, Inc. and
BlackRock International Value Fund of BlackRock International Value Trust
As of October 31, 2010 (Unaudited) (continued)
(Percentages shown are based on Combined Net Assets)

	Shares			Value
	BlackRock Master International Portfolio	BlackRock International Value Fund(e)	BlackRock Master International Portfolio Pro Forma Combined	BlackRock Master International Portfolio	BlackRock International Value Fund(e)	BlackRock Master International Portfolio Pro Forma Combined(1)
COMMON STOCKS (concluded)
Switzerland — 7.1%
ABB Ltd.	93,233	—	93,233	$1,931,202	$—	$1,931,202
Credit Suisse Group AG	46,011	310,203	356,214	1,904,792	12,841,970	14,746,762
Julius Baer Group Ltd.	33,271	—	33,271	1,404,010	—	1,404,010
Novartis AG, Registered Shares	36,390	547,111	583,501	2,108,536	31,701,085	33,809,621
The Swatch Group Ltd.,
Bearer Shares	2,811	—	2,811	1,074,458	—	1,074,458
Swiss Reinsurance Co.,
Registered Shares	—	392,198	392,198	—	18,843,976	18,843,976

				8,422,998	63,387,031	71,810,029

Taiwan — 1.6%
HON HAI Precision Industry
Co., Ltd.	193,440	—	193,440	731,597	—	731,597
HTC Corp.	39,300	—	39,300	891,222	—	891,222
Taiwan Semiconductor
Manufacturing Co., Ltd.
— ADR	102,354	1,221,940	1,324,294	1,116,682	13,331,365	14,448,047

				2,739,501	13,331,365	16,070,866

United Kingdom — 20.8%
Aviva Plc	—	2,683,354	2,683,354	—	17,112,586	17,112,586
BG Group Plc	101,028	—	101,028	1,966,635	—	1,966,635
BHP Billiton Plc	—	732,129	732,129	—	25,935,655	25,935,655
Barclays Plc	262,680	—	262,680	1,154,338	—	1,154,338
British American Tobacco Plc	58,669	639,940	698,609	2,235,083	24,379,341	26,614,424
Centrica Plc	—	4,642,345	4,642,345	—	24,702,248	24,702,248
Ladbrokes Plc	—	5,966,270	5,966,270	—	12,591,190	12,591,190
Lloyds TSB Group Plc(a)	846,081	15,559,700	16,405,781	929,952	17,102,025	18,031,977
Man Group Plc	201,165	—	201,165	840,796	—	840,796
Reckitt Benckiser Plc	32,343	—	32,343	1,806,963	—	1,806,963
Rio Tinto Plc, Registered Shares	23,061	—	23,061	1,497,826	—	1,497,826
Royal Dutch Shell Plc, Class B	—	1,103,557	1,103,557	—	35,315,617	35,315,617
Tesco Plc	—	3,464,937	3,464,937	—	23,712,718	23,712,718
Tullow Oil Plc	60,513	—	60,513	1,149,337	—	1,149,337
United Business Media Ltd.	—	1,476,050	1,476,050	—	15,555,855	15,555,855
Xstrata Plc	71,229	52,727	123,956	1,379,946	1,021,495	2,401,441

				12,960,876	197,428,730	210,389,606

United States — 0.8%
Activision Blizzard, Inc.	151,464	—	151,464	1,737,292	—	1,737,292
The Goldman Sachs Group, Inc.	9,890	—	9,890	1,591,796	—	1,591,796
Lam Research Corp.(a)	26,190	—	26,190	1,199,240	—	1,199,240
Liberty Global, Inc.(a)	31,232	—	31,232	1,180,257	—	1,180,257
MercadoLibre, Inc.(a)	9,003	—	9,003	595,368	—	595,368
NII Holdings, Inc.(a)	36,427	—	36,427	1,523,013	—	1,523,013

				7,826,966	—	7,826,966

Total Common Stocks — 93.9%				62,623,572	888,892,930	951,516,502

Pro Forma Condensed Combined Schedule of Investments for
BlackRock International Fund of BlackRock Series, Inc. and
BlackRock International Value Fund of BlackRock International Value Trust
As of October 31, 2010 (Unaudited) (continued)
(Percentages shown are based on Combined Net Assets)

		Par(000)			Value
		BlackRock Master International Portfolio	BlackRock International Value Fund(e)	BlackRock Master International Portfolio Pro Forma Combined	BlackRock Master International Portfolio	BlackRock International Value Fund(e)	BlackRock Master International Portfolio Pro Forma Combined(1)
STRUCTURED NOTES
India — 2.0%
Deutsche Bank AG (Axis
Bank), due 8/17/17	USD	—	326	326	$—	$10,703,315	$10,703,315
Morgan Stanley BV (Rolta
India Ltd.), due 5/26/14		—	909	909	—	3,413,921	3,413,921
UBS AG (Glenmark
Pharmaceuticals Ltd.),
due 12/18/12		—	764	764	—	5,824,896	5,824,896

Total Structured Notes — 2.0%					—	19,942,132	19,942,132

Total Long-Term Investments
(Cost — $845,835,662) — 95.9%					62,623,572	908,835,062	971,458,634

		Shares
SHORT-TERM SECURITIES
BlackRock Liquidity Funds,
TempFund, Institutional
Class, 0.21%(b)(c)		3,168,986	9,316,870	12,485,856	3,168,986	9,316,870	12,485,856

Total Short-Term Investments
(Cost — $12,485,856) — 1.2%					3,168,986	9,316,870	12,485,856

Total Investments
(Cost — $858,321,518*) — 97.1%					65,792,558	918,151,932	983,944,490

Other Assets less Liabilities
(Liabilities in Excess of Other
Assets) — 2.9%					(474,695)	28,815,180	29,213,714	(d)

Net Assets — 100.0%					$65,317,863	$946,967,112	$1,013,158,204

(1)	BlackRock International Fund of BlackRock Series, Inc. (“International Fund”) is a feeder fund of BlackRock Master International Portfolio of BlackRock Master LLC (“Master LLC”). International Fund seeks to achieve its investment objective by investing all of its assets in the Master LLC, which has the same investment objective and strategies as the International Fund. The Unaudited Pro Forma Condensed Combined Schedule of Investments is presented for the Master LLC. The International Fund has 100% ownership of the Master LLC.

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$864,764,540

Gross unrealized appreciation	$133,415,678
Gross unrealized depreciation	(14,235,728)

Net unrealized appreciation	$119,179,950

(a)	Non-income producing security.

(b)	Represents the current yield as of report date.

(c)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2009	Net Activity	Shares Held at October 31, 2010	Income
BlackRock Liquidity Funds,
TempFund, Institutional Class	32,549,720	(20,063,864)	12,485,856	$29,778

(d)	Reflects pro forma adjustments of $29,344,514 due to the reclassification of certain assets and liabilities from the BlackRock International Value Fund to the BlackRock Master International Portfolio and $130,800 due to the charge for estimated reorganization expenses attributable to the BlackRock International Value Fund.

Pro Forma Condensed Combined Schedule of Investments for
BlackRock International Fund of BlackRock Series, Inc. and
BlackRock International Value Fund of BlackRock International Value Trust
As of October 31, 2010 (Unaudited) (concluded)

(e)	BlackRock currently expects that approximately 80% of the Target Fund’s assets will be sold in preparation for, or as a result of, the Reorganization. The specific assets to be sold, and the actual amount of those assets to be sold, will depend upon market conditions, global, regional and local events, socioeconomic and political conditions, portfolio composition and market values at the time of sale. Proceeds from the sale of Target Fund assets will be used to purchase assets consistent with the Acquiring Fund's investment objectives, policies and restrictions. The portfolio managers will evaluate the portfolio of the Combined Fund on a continuing basis and the percentage of assets of the Target Fund that the portfolio managers of the Acquiring Fund anticipate disposing of or requesting the disposition of in preparation for, or as a result of, the Reorganization is thus subject to change.
  Foreign currency exchange contracts as of October 31, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	9,886,247	GBP	6,271,989	Citibank NA	11/1/10	$(163,680)
HKD	865,380	USD	111,578	Goldman Sachs International	11/2/10	65
USD	3,638,810	EUR	2,613,179	Citibank NA	11/2/10	1,787
USD	3,952,274	GBP	2,480,742	Citibank NA	11/2/10	(22,746)
CAD	287,600	USD	282,626	JPMorgan Chase Bank NA	11/3/10	(667)
GBP	735,004	USD	1,178,358	JPMorgan Chase Bank NA	11/3/10	(659)
USD	1,907,129	JPY	153,731,934	Goldman Sachs International	11/4/10	(3,326)

Total						$(189,226)

Abbreviations
ADR	American Depositary Receipts	HKD	Hong Kong Dollar
CAD	Canadian Dollar	JPY	Japanese Yen
EUR	Euro	USD	US Dollar
GBP	British Pound

See Notes to Condensed Combined Financial Statements.

Pro Forma Condensed Combined Statement of Assets and Liabilities for
BlackRock International Fund of BlackRock Series, Inc. and
BlackRock International Value Fund of BlackRock International Value Trust
As of October 31, 2010 (Unaudited)

	BlackRock International Fund	BlackRock International Value Fund	Pro Forma Adjustments		BlackRock International Fund Pro Forma Combined
Assets:
Investment at value — Master International
Portfolio of BlackRock Master LLC
(the “Portfolio”)(a)	$65,317,863	$—	$947,840,341	(1)(3)	$1,013,158,204
Capital shares sold receivable	125,279	1,090,107	—		1,215,386
Investments at value — unaffiliated(b)	—	908,835,062	(908,835,062	)(1)	—
Investments sold receivable	—	25,714,798	(25,714,798	)(1)	—
Dividends receivable	—	9,873,296	(9,873,296	)(1)	—
Investments at value — affiliated(c)	—	9,316,870	(9,316,870	)(1)	—
Withdrawals receivable from the Portfolio	—	—	293,746	(1)(3)	293,746
Unrealized appreciation on foreign currency
exchange contracts	—	1,852	(1,852	)(1)	—
Foreign currency at value(d)	—	78	(78)	(1)	—
Other assets	—	574	—		574
Prepaid expenses	29,681	52,555	—		82,236

Total assets	$65,472,823	$954,885,192	$(5,607,869)		$1,014,750,146

Liabilities:
Dividends to shareholders	—	—	3,284,301	(2)	3,284,301
Reorganization expenses	—	—	130,800	(3)	130,800
Distribution fees payable	27,314	219,178	—		246,492
Capital shares redeemed payable	83,520	1,294,812	—		1,378,332
Contributions payable to the Portfolio	41,759	—	(41,759	)(1)	—
Administration fees payable	12,760	—	—		12,760
Other affiliates payable	399	8,950	—		9,349
Officer’s and Directors’ fee payable	9	386	(3)	(1)	392
Bank overdraft	—	6,982	(6,982	)(1)	—
Investment advisory fees payable	—	564,153	(564,153	)(1)	—
Investments purchased payable	—	4,805,220	(4,805,220	)(1)	—
Unrealized depreciation on foreign currency
exchange contracts	—	189,752	(189,752	)(1)	—
Other accrued expenses payable	93,032	828,627	—		921,659
Other liabilities	—	20	—		20

Total liabilities	258,793	7,918,080	(2,192,768)		5,984,105

Net Assets:	$65,214,030	$946,967,112	$(3,415,101)		$1,008,766,041

Net Assets Consist of:
Paid-in capital	$90,080,994	$1,184,425,408	$(130,800	)(3)	$1,274,375,602
Undistributed (accumulated) net investment
income (loss)	(181,468)	3,284,301	(3,284,301	)(2)	(181,468)
Accumulated net realized loss allocated
from the Portfolio	(34,932,364)	(356,757,482)	—		(391,689,846)
Net unrealized appreciation/depreciation
allocated from the Portfolio	10,246,868	116,014,885	—		126,261,753

Net Assets	$65,214,030	$946,967,112	$(3,415,101)		$1,008,766,041

(a) Investment at cost — the Portfolio	$55,070,995	$—	$831,955,873	(1)	$887,026,868
(b) Investments at cost — unaffiliated	$—	$793,404,689	$(793,404,689	)(1)	$—
(c) Investments at cost — affiliated	$—	$9,316,870	$(9,316,870	)(1)	$—
(d) Foreign currency at cost	$—	$71	$(71)	(1)	$—

Pro Forma Condensed Combined Statement of Assets and Liabilities for
BlackRock International Fund of BlackRock Series, Inc. and
BlackRock International Value Fund of BlackRock International Value Trust
As of October 31, 2010 (Unaudited) (concluded)

	BlackRock International Fund	BlackRock International Value Fund	Pro Forma Adjustments		BlackRock International Fund Pro Forma Combined
Net Asset Value:
Institutional:
Net assets	$2,645,253	$471,682,111	$(2,785,482)	(2)(3)	$471,541,882
Shares outstanding	205,656	21,975,056	14,553,135	(4)	36,733,847
Net asset value	$12.86	$21.46			$12.84
Par value per share	$0.0001	$—			$0.0001
Shares authorized	100 million	Unlimited			100 million

Investor A:
Net assets	$37,034,532	$229,681,991	$(578,405)	(2)(3)	$266,138,118
Shares outstanding	2,926,117	10,794,965	7,348,888	(4)	21,069,970
Net asset value	$12.66	$21.28			$12.63
Par value per share	$0.0001	$—			$0.0001
Shares authorized	100 million	Unlimited			100 million

Investor B:
Net assets	$11,898,336	$27,524,959	$(23,864	)(3)	$39,399,431
Shares outstanding	1,005,069	1,334,475	995,269	(4)	3,334,813
Net asset value	$11.84	$20.63			$11.81
Par value per share	$0.0001	$—			$0.0001
Shares authorized	100 million	Unlimited			100 million

Investor C:
Net assets	$13,635,909	$168,618,453	$(27,350	)(3)	$182,227,012
Shares outstanding	1,136,142	8,314,580	5,762,919	(4)	15,213,641
Net asset value	$12.00	$20.28			$11.98
Par value per share	$0.0001	$—			$0.0001
Shares authorized	100 million	Unlimited			100 million

Class R:
Net assets		$49,459,598	$—		$49,459,598
Shares outstanding		2,358,810	1,556,871	(4)	3,915,681
Net asset value		$20.97			$12.63
Par value per share		$—			$0.0001
Shares authorized		Unlimited			100 million

(1)	Reflects the reclassification of certain assets and liabilities from the BlackRock International Value Fund to the BlackRock International Fund.

(2)	Reflects the distribution of undistributed net investment income of $3,284,301 attributable to the BlackRock International Value Fund.

(3)	Reflects the charge for estimated reorganization expenses of $130,800 attributable to the BlackRock International Value Fund.

(4)	Reflects the capitalization adjustments giving the effect of the transfer of shares of the BlackRock International Value Fund, which the BlackRock International Value Fund shareholders will receive as if the Reorganization had taken place on October 31, 2010. The foregoing should not be relied upon to reflect the number of shares of the BlackRock International Fund that actually will be received on or after such date.

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Statement of Operations for
BlackRock International Fund of BlackRock Series, Inc. and
BlackRock International Value Fund of BlackRock International Value Trust
For the Twelve Months Ended October 31, 2010 (Unaudited)

	BlackRock International Fund	BlackRock International Value Fund	Pro Forma Adjustments		BlackRock International Fund Pro Forma Combined(1)
Investment Income
Dividends — unaffiliated	$1,101,708	$25,040,189	$—		$26,141,897
Foreign taxes withheld	(100,924)	(2,128,675)	—		(2,229,599)
Dividends — affiliated	3,121	26,657	—		29,778
Interest	—	321	—		321
Expenses	(658,508)	—	(6,782,074)	(2)(4)	(7,440,582)

Total income	$345,397	$22,938,492	$(6,782,074)		$16,501,815

Expenses
Investment advisory	—	7,210,794	(7,210,794	)(2)	—
Administration	159,676	—	2,403,597	(3)	2,563,273
Service — Investor A	78,963	578,069	—		657,032
Service and distribution — Investor B	157,602	296,372	—		453,974
Service and distribution — Investor C	124,824	1,676,827	—		1,801,651
Service and distribution — Class R	—	243,987	—		243,987
Transfer agent — Institutional	9,493	732,000	—		741,493
Transfer agent — Investor A	98,780	643,149	—		741,929
Transfer agent — Investor B	106,818	175,654	—		282,472
Transfer agent — Investor C	35,247	951,196	—		986,443
Transfer agent — Class R	—	170,105	—		170,105
Printing	20,484	142,077	(3,447	)(4)	159,114
Registration	55,846	79,472	(15,741	)(4)	119,577
Professional	64,523	87,900	(45,137	)(4)	107,286
Officer and Directors	33	41,601	(41,104	)(2)	530
Accounting services	—	317,384	(317,384	)(2)	—
Custodian	—	302,297	(302,297	)(2)	—
Miscellaneous	13,186	65,996	(53,188)	(2)(4)	25,994

Total expenses before reimbursement	925,475	13,714,880	(5,585,495)		9,054,860
Less fees waived by advisor	—	(9,723)	(1,575,424	)(5)	(1,585,147)

Total expenses after fees waived	925,475	13,705,157	(7,160,919)		7,469,713

Net investment income (loss)	$(580,078)	$9,233,335	$378,845		$9,032,102

Realized & Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency transactions
allocated from the Portfolio	6,856,088	—	50,781,785	(2)	57,637,873
Investments	—	57,109,883	(57,109,883	)(2)	—
Foreign currency transactions	—	(6,328,098)	6,328,098	(2)	—

	$6,856,088	$50,781,785	$—		$57,637,873

Net change in unrealized appreciation/
depreciation on:
Investments and foreign currency transactions
allocated from the Portfolio	2,749,700	—	10,338,541	(2)	13,088,241
Investments	—	9,781,440	(9,781,440	)(2)	—
Foreign currency transactions	—	557,101	(557,101	)(2)	—

	$2,749,700	$10,338,541	$—		$13,088,241

Total realized and unrealized gain	9,605,788	61,120,326	—		70,726,114

Net Increase in Net Assets Resulting
from Operations	$9,025,710	$70,353,661	$378,845		$79,758,216

(1)	This Pro Forma Condensed Combined Statement of Operations excludes non-recurring aggregate estimated Reorganization expense of $130,800 attributable to BlackRock International Fund.

(2)	Reflects the reclassification of certain expenses and realized and unrealized gain (loss) to the BlackRock Master International Portfolio.

(3)	Reflects adjustment due to contractual administration agreement of BlackRock International Fund.

(4)	Reflects the estimated savings as a result of the Reorganization due to fewer audits and consolidation of custody, legal, printing and other services.

(5)	Reflects adjustments due to the expense limitation agreement of BlackRock International Fund currently in effect.

See Notes to Pro Forma Condensed Combined Financial Statements.

Notes to Pro Forma Condensed Combined Financial Statements
As of October 31, 2010 (Unaudited)

NOTE 1 — Basis of Combination:

     The Board of Trustees (the “Board”) of BlackRock International Value Trust on behalf of BlackRock International Value Fund and the Board of Directors (the “Board”) (collectively, the “Boards”) of BlackRock Series, Inc., on behalf of BlackRock International Fund (collectively the “Funds”), at meetings on March 18, 2011 and March 14, 2011, respectively, approved the Funds’ entering into an Agreement and Plan of Reorganization (the “Plan”) pursuant to which the BlackRock International Value Fund will transfer all of its assets, subject to certain stated liabilities, to BlackRock International Fund, in exchange for a number of shares of BlackRock International Fund equal in value to the net assets of BlackRock International Value Fund (the “Reorganization”). If the Reorganization is consummated, shares of BlackRock International Fund then will be distributed to BlackRock International Value Fund’s shareholders on a pro rata basis in liquidation of BlackRock International Value Fund.

     The Reorganization will be accounted for as a tax-free merger of investment companies. The unaudited pro forma condensed combined schedule of investments and condensed combined statement of assets and liabilities reflect the financial position of the Funds as though the merger had been effected on October 31, 2010. The unaudited pro forma condensed combined statement of operations reflects the results of operations of the Funds for the twelve months ended October 31, 2010. These statements have been derived from the books and records of the Funds utilized in calculating daily net asset values at the dates indicated above in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. As of October 31, 2010, all the securities held by BlackRock International Value Fund comply with the compliance guidelines and/or investment restrictions of BlackRock Master International Portfolio. The historical cost of investment securities will be carried forward to the surviving entity.

     The historical financial statements of the Funds included or incorporated by reference in their respective prospectuses should be read in conjunction with the accompanying pro forma condensed combined financial statements. Such pro forma condensed combined financial statements are presented for information purposes only and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred on October 31, 2010. Following the Reorganization, BlackRock International Fund will be the legal survivor.

The estimated expenses of the Reorganization attributable to each Fund are as follows:

Estimated Reorganization Expenses
BlackRock International Fund	BlackRock International Value Fund
$130,800	$325,150, all of which will be borne by BlackRock Advisors or its affiliates.

     BlackRock Advisors follows a formula for determining how to allocate Reorganization costs. Each Fund is allocated all of the Reorganization costs attributable to such Fund. In addition, Reorganization costs common to more than one Fund will be allocated across the Funds based upon relative net assets or other appropriate methods. If BlackRock Advisors expects that a Fund will not recover that portion of the Reorganization costs allocated to it within one year as a result of expense savings directly related to the Reorganization, that portion of the costs will be borne by BlackRock Advisors or its affiliates. The Board of each Fund believes that this methodology is reasonable and equitable to the Funds and that the resulting costs to be borne by each Fund, if any, are reasonable.

NOTE 2 — BlackRock International Value Fund and BlackRock International Fund Valuation:

     The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Boards. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the

Notes to Pro Forma Condensed Combined Financial Statements
As of October 31, 2010 (Unaudited) (continued)

NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. The Funds value their investments in the Money Market Series of BlackRock Liquidity Series, LLC at fair value, which is ordinarily based upon their pro rata ownership in the net assets of the underlying fund.

     Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

     In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Boards as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Boards or a committee thereof.

     Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Boards. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

NOTE 3 — Capital Shares:

     The pro forma net asset value per share assumes the issuance of shares of BlackRock International Fund that would have been issued at October 31, 2010 in connection with the proposed Reorganization. The number of shares assumed to be issued is equal to the net asset value of the shares of BlackRock International Value Fund, as of October 31, 2010, divided by the net asset value per share of the shares of BlackRock International Fund as of October 31, 2010. The pro forma number of shares outstanding, by class, for BlackRock International Fund consists of the following at October 31, 2010.

Class of Shares	Shares of BlackRock International Fund Pre-Combination	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares Post-Combination
Institutional	205,656	36,528,191	36,733,847
Investor A	2,926,117	18,143,853	21,069,970
Investor B	1,005,069	2,329,744	3,334,813
Investor C	1,136,142	14,077,499	15,213,641
Class R	†	3,915,681	3,915,681

†	Prior to the Reorganization, BlackRock International Fund did not offer Class R Shares.

Notes to Pro Forma Condensed Combined Financial Statements
As of October 31, 2010 (Unaudited) (concluded)

NOTE 4 — Pro Forma Operating Expenses:

     The pro forma condensed combined statement of operations for the twelve month period ended October 31, 2010, as adjusted, giving effect to the Reorganization reflects changes in expenses of BlackRock International Fund as if the Reorganization was consummated on November 1, 2009. Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Reorganization, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

NOTE 5 — Federal Income Taxes:

     Each of the BlackRock International Fund and BlackRock International Value Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). If the Reorganization is consummated, unless it is determined that such qualification is no longer in the best interest of shareholders, BlackRock International Fund will seek to continue to qualify as a regulated investment company by complying with the provisions applicable to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes. In addition, BlackRock International Value Fund will make any required income or capital gain distributions prior to consummation of the Reorganization, in accordance with provisions of the Code relating to tax-free reorganizations of investment companies.

     The BlackRock International Fund will succeed to the capital loss carryforwards of the BlackRock International Value Fund. BlackRock International Value Fund’s capital loss carryforwards will be subject to the limitations of the Code. In addition, for five years beginning after the Closing Date of the Reorganization, the BlackRock International Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to the BlackRock International Value Fund with capital loss carryforwards. Due to the operation of these loss limitation rules, it is possible that the shareholders of the BlackRock International Value Fund would receive taxable distributions earlier than they would have in the absence of the respective Reorganization.

     Shareholders of the BlackRock International Value Fund may tender their shares before the Reorganization takes place, which will be treated as a normal tender of shares and, generally, will be a taxable transaction. Shareholders must consult with their own tax advisers regarding potential transactions.

NOTE 6 — Pro Forma Calculation:

     The accompanying pro forma condensed combined financial statements include pro forma calculations that are based on estimates and as such may not necessarily be representative of the actual combined fund financial statements.

NOTE 7 — Subsequent Events:

     Management has evaluated the impact of all subsequent events on the Funds through the date the pro forma condensed combined financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the pro forma condensed combined financial statements.